1144438

FORM D

07054170

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

OMB APPROVAL	
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FORM D

NOTICE OF SALE OF SECURITIES PURSUANT TO REGULATION D, SECTION 4(6), AND/OR UNIFORM LIMITED OFFERING EXEMPTION

SEC USE ONLY	
Prefix	Serial
DATE RECEIVED	

SEC MAIL RECEIVED PROCESSING
MAY 14 2007
WASH. D.C. 185 SECTION

Name of Offering (☐ check if this is an amendment and name has changed, and indicate change.)

Wurld MEDIA, INC.

Filing Under (Check box(es) that apply): ☒ Rule 504 ☐ Rule 505 ☐ Rule 506 ☐ Section 4(6) ☐ ULOE

Type of Filing: ☒ New Filing ☐ Amendment

A. BASIC IDENTIFICATION DATA

1. Enter the information requested about the issuer

Name of Issuer (☐ check if this is an amendment and name has changed, and indicate change.)

Wurld Media, Inc.

Address of Executive Offices (Number and Street, City, State, Zip Code)	Telephone Number (Including Area Code)
63 Putnam St. Saratoga Springs, NY 12866	518-682-3100
Address of Principal Business Operations (Number and Street, City, State, Zip Code) (if different from Executive Offices)	Telephone Number (Including Area Code)

Brief Description of Business

Creates technology platforms to evolve and re-engineer the business process for today's consumer driven economies.

Type of Business Organization

☒ corporation ☐ limited partnership, already formed ☐ other (please specify):
☐ business trust ☐ limited partnership, to be formed

PROCESSED
MAY 23 2007
THOMSON FINANCIAL

Actual or Estimated Date of Incorporation or Organization: Month 09 Year 99 ☒ Actual ☐ Estimated

Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State: CN for Canada; FN for other foreign jurisdiction) ☐☐

GENERAL INSTRUCTIONS

Federal:

Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When To File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where To File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee: There is no federal filing fee.

State:

This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix to the notice constitutes a part of this notice and must be completed.

ATTENTION

Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption unless such exemption is predicated on the filing of a federal notice.

A. BASIC IDENTIFICATION DATA

2. Enter the information requested for the following:

- Each promoter of the issuer, if the issuer has been organized within the past five years;
- Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer.
- Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and
- Each general and managing partner of partnership issuers.

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☒ Executive Officer ☐ Director ☐ General and/or Managing Partner

Kerber Gregory
Full Name (Last name first, if individual)

63 Putnam St., Saratoga Springs, NY 12866
Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Saxton, Richard T.
Full Name (Last name first, if individual)

63 Putnam St., Saratoga Springs, NY 12866
Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☒ Director ☐ General and/or Managing Partner

McNeary IV William
Full Name (Last name first, if individual)

63 Putnam St., Saratoga Springs, NY 12866
Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☒ Director ☐ General and/or Managing Partner

Reynolds Robert
Full Name (Last name first, if individual)

63 Putnam St. Saratoga Springs, NY 12866
Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

(Use blank sheet, or copy and use additional copies of this sheet, as necessary)

B. INFORMATION ABOUT OFFERING

		Yes	No
1.	Has the issuer sold, or does the issuer intend to sell, to non-accredited investors in this offering?	☒	☐

Answer also in Appendix, Column 2, if filing under ULOE.

2. What is the minimum investment that will be accepted from any individual? $25,000

		Yes	No
3.	Does the offering permit joint ownership of a single unit?	☒	☐

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

(Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if the answer is "none" or "zero." If the transaction is an exchange offering, check this box ☐ and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

Type of Security	Aggregate Offering Price	Amount Already Sold
Debt	$ N/A	$ N/A
Equity	$ 12,000,000	$ 10,546,587.60
☒ Common ☐ Preferred		
Convertible Securities (including warrants)	$ N/A	$ N/A
Partnership Interests	$ N/A	$ N/A
Other (Specify ______)	$ N/A	$ N/A
Total	$ 0.00	$ 0.00

Answer also in Appendix, Column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."

	Number Investors	Aggregate Dollar Amount of Purchases
Accredited Investors	164	$ 10,446,337.60
Non-accredited Investors	10	$ 80,250
Total (for filings under Rule 504 only)	174	$ 10,546,587.60

Answer also in Appendix, Column 4, if filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, in the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C — Question 1.

Type of Offering	Type of Security	Dollar Amount Sold
Rule 505	N/A	$
Regulation A	N/A	$
Rule 504	Common	$ 10,546,587.60
Total		$ 0.00

4 a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the insurer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

Transfer Agent's Fees	☐	$ N/A
Printing and Engraving Costs	☐	$ N/A
Legal Fees	☐	$ N/A
Accounting Fees	☐	$ N/A
Engineering Fees	☐	$ N/A
Sales Commissions (specify finders' fees separately)	☐	$ N/A
Other Expenses (identify) ______	☐	$ N/A
Total	☐	$ 0.00

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

b. Enter the difference between the aggregate offering price given in response to Part C — Question 1 and total expenses furnished in response to Part C — Question 4.a. This difference is the "adjusted gross proceeds to the issuer." ..... $ 0.00

5. Indicate below the amount of the adjusted gross proceed to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C — Question 4.b above.

	Payments to Officers, Directors, & Affiliates	Payments to Others
Salaries and fees	☐ $ N/A	☐ $
Purchase of real estate	☐ $ N/A	☐ $
Purchase, rental or leasing and installation of machinery and equipment	☐ $ N/A	☐ $
Construction or leasing of plant buildings and facilities	☐ $ N/A	☐ $
Acquisition of other businesses (including the value of securities involved in this offering that may be used in exchange for the assets or securities of another issuer pursuant to a merger)	☐ $ N/A	☐ $
Repayment of indebtedness	☐ $	☒ $ 10,546,587.60
Working capital	☐ $ N/A	☐ $
Other (specify):	☐ $ N/A	☐ $
	☐ $ N/A	☐ $
Column Totals	☐ $ 0.00	☐ $ 0.00
Total Payments Listed (column totals added)	☐ $ 0.00	

D. FEDERAL SIGNATURE

The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.

Issuer (Print or Type)	Signature	Date
World Media Inc.	[signature]	5/10/2007
Name of Signer (Print or Type)	**Title of Signer (Print or Type)**	
Gregory G. Kercher	CEO / Chairman	

ATTENTION

Intentional misstatements or omissions of fact constitute federal criminal violations. (See 18 U.S.C. 1001.)

E. STATE SIGNATURE

1. Is any party described in 17 CFR 230.262 presently subject to any of the disqualification provisions of such rule? .... Yes ☐ No ☒

See Appendix, Column 5, for state response.

2. The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is filed a notice on Form D (17 CFR 239.500) at such times as required by state law.

3. The undersigned issuer hereby undertakes to furnish to the state administrators, upon written request, information furnished by the issuer to offerees.

4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.

Issuer (Print or Type)	Signature	Date
Wurld Media, Inc.	[signature]	5-10-2007
Name (Print or Type)	**Title (Print or Type)**	
Gregory G. Kerber	CEO/Chairman	

Instruction:
Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

APPENDIX

1	2		3	4				5	
	Intend to sell to non-accredited investors in State (Part B-Item 1)		Type of security and aggregate offering price offered in state (Part C-Item 1)	Type of investor and amount purchased in State (Part C-Item 2)				Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	Yes	No		Number of Accredited Investors	Amount	Number of Non-Accredited Investors	Amount	Yes	No
AL	X		Common $5.00	0	0	0	0		X
AK	X		Common $5.00	0	0	0	0		X
AZ	X		Common $5.00	26	3,020,000	0	0		X
AR	X		Common $5.00	0	0	0	0		X
CA	X		Common $5.00	975,000	0	0	0		X
CO	X		Common $5.00	0	0	0	0		X
CT	X		Common $5.00	1	50,000	0	0		X
DE	X		Common $5.00	0	0	0	0		X
DC	X		Common $5.00	0	0	0	0		X
FL	X		Common $5.00	1	50,000	0	0		X
GA	X		Common $5.00	5	460,000	0	0		X
HI	X		Common $5.00	0	0	0	0		X
ID	X		Common $5.00	0	0	0	0		X
IL	X		Common $5.00	0	0	0	0		X
IN	X		Common $5.00	0	0	0	0		X
IA	X		Common $5.00	0	0	0	0		X
KS	X		Common $5.00	0	0	0	0		X
KY	X		Common $5.00	0	0	0	0		X
LA	X		Common $5.00	0	0	0	0		X
ME	X		Common $5.00	0	0	0	0		X
MD	X		Common $5.00	0	0	1	50,000		X
MA	X		Common $5.00	3	175,000	0	0		X
MI	X		Common $5.00	1	15,000	0	0		X
MN	X		Common $5.00	0	0	0	0		X
MS	X		Common $5.00	0	0	0	0		X

APPENDIX									
1	2		3	4				5	
	Intend to sell to non-accredited investors in State (Part B-Item 1)		Type of security and aggregate offering price offered in state (Part C-Item 1)	Type of investor and amount purchased in State (Part C-Item 2)				Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	**Yes**	**No**		**Number of Accredited Investors**	**Amount**	**Number of Non-Accredited Investors**	**Amount**	**Yes**	**No**
MO	X		Common $5.00	0	0	0	0		X
MT	X		Common $5.00	0	0	0	0		X
NE	X		Common $5.00	0	0	0	0		X
NV	X		Common $5.00	5	415,000	0	0		X
NH	X		Common $5.00	0	0	0	0		X
NJ	X		Common $5.00	4	265,000	0	0		X
NM	X		Common $5.00	0	0	0	0		X
NY	X		Common $5.00	75	3,536,087.60	0	0		X
NC	X		Common $5.00	1	20,000	0	0		X
ND	X		Common $5.00	0	0	0	0		X
OH	X		Common $5.00	0	0	0	0		X
OK	X		Common $5.00	0	0	0	0		X
OR	X		Common $5.00	0	0	0	0		X
PA	X		Common $5.00	11	1,035,000	0	0		X
RI	X		Common $5.00	0	0	0	0		X
SC	X		Common $5.00	0	0	0	0		X
SD	X		Common $5.00	0	0	0	0		X
TN	X		Common $5.00	0	0	0	0		X
TX	X		Common $5.00	4	350,000	0	0		X
UT	X		Common $5.00	0	0	0	0		X
VT	X		Common $5.00	1	20,000	0	0		X
VA	X		Common $5.00	0	0	0	0		X
WA	X		Common $5.00	0	0	0	0		X
WV	X		Common $5.00	0	0	0	0		X
WI	X		Common $5.00	0	0	0	0		X

APPENDIX									
1	2 Intend to sell to non-accredited investors in State (Part B-Item 1)		3 Type of security and aggregate offering price offered in state (Part C-Item 1)	4 Type of investor and amount purchased in State (Part C-Item 2)				5 Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	**Yes**	**No**		**Number of Accredited Investors**	**Amount**	**Number of Non-Accredited Investors**	**Amount**	**Yes**	**No**
WY	X		Common $5.00	0	0	0	0		X
PR	X		Common $5.00	0	0	0	0		X

No. __________

____
Name of Prospective Investor

AMENDED INFORMATION MEMORANDUM

Wurld Media, Inc.

(a Delaware corporation)

$12,000,000

480 Units

2,400,000 shares of Common Stock @ $5.00/share

MINIMUM OFFERING: 20 UNITS - $500,000

MAXIMUM OFFERING: 480 UNITS - $12,000,000

MINIMUM SUBSCRIPTION: 1 UNIT - $25,000 (5,000 SHARES)

PROVIDED THAT AN INVESTING STOCKHOLDER SUBSCRIBES FOR THE MINIMUM SUBSCRIPTION, SUBSCRIPTIONS FOR FRACTIONAL UNITS FROM SUCH INVESTOR MAY BE ACCEPTED.

THE UNITS OFFERED IN THIS INFORMATION MEMORANDUM ARE SPECULATIVE SECURITIES AND INVOLVE A HIGH DEGREE OF RISK. (SEE "RISK FACTORS".)

THIS AMENDED INFORMATION MEMORANDUM IS DATED NOVEMBER 3, 2005

wurldmedia

April 17, 2006

Dear Shareholder or Potential Investor:

As you know, Wurld Media has been working toward closing a $12 million funding round. Although it had been our expectation that we would be able to conclude this round by the official closing date of March 31, 2006, we have only achieved $9 million so far. As a result, the Board of Directors has voted to officially extend by amendment the current offering until May 31, 2006.

There are several reasons this raise has taken longer than expected. The time and attention that this process requires is always significant. During the last four months, time has been at a premium for our management team. The same individuals who provide the investment presentations and follow up on the investment diligence process have been extremely busy traveling the US and to Europe managing a plethora of major business development opportunities which have been presented since the NBC/Universal announcement. It is important to Wurld Media, our partners, and our Shareholders that we continue to pursue these opportunities in parallel.

We look forward to closing several opportunities that our previous press has enabled and to promoting announcements surrounding the upcoming Peer Impact 3.0 launch. We will be expanding our 3.0 Alpha phase into a closed Beta within two to three weeks. In the meantime, active ingestion is underway for several new types of content which will soon be available for sale on Peer Impact, including movies and TV shows.

This is a very exciting phase of development for our company. Unfortunately, it feels as though there are never enough minutes in the day. I thank you for your continued support and patience.

As always, the Company is available to provide additional information upon request. In light of this change, if you have any questions or concerns, please contact:

> Richard Saxton, VP of Finance, Wurld Media, Inc., 63 Putnam Street, Saratoga Springs, NY 12866
> (518) 691-1100 (voice) (518) 691-1180 (facsimile)
> rsaxton@wurldmedia.com

Best regards,

Gregory G. Kerber
Chairman and CEO

wurldmedia

December 19, 2005

Dear Subscriber/Prospective Subscriber:

Responding to the investment market, the board of directors of Wurld Media, Inc. (the "Board") has voted that the termination date of this offering be extended by amendment from November 30, 2005 to March 31, 2006.

As always, the Company is available to provide additional information upon request. In light of this change, if you have any questions or concerns, please contact:

Richard Saxton, VP of Finance
Wurld Media, Inc.
63 Putnam Street
Saratoga Springs, New York 12866
(518) 691-1100 (voice)
(518) 691-1180 (facsimile)
rsaxton@wurldmedia.com

Sincerely,

Gregory G. Kerber
Chairman and CEO

In compliance with Regulation S-B Part 228 – Integrated Disclosure Systems for Small Business Issuers, specifically Reg. §228.506 (Item 506) of the UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Wurld Media is issuing the following additional disclosures to the current participants in the Private Placement of Wurld Media, Inc.'s securities, INFORMATION MEMORANDUM dated March 23, 2005

Capitalization:

As of December 31, 2004, Wurld Media, Inc (the "Company") authorized 20,000,000 shares of Common Stock and had 16,033,387 shares of Common Stock issued and outstanding.

In June 2005, the Company increased the authorized shares to 30,000,000.

Since January 1, 2005, the Company has issued the following Common Stock:

Beginning Balance	16,033,387	
Issued from 01/01/05 through 03/22/05	603,625	@ Various
Issued from 03/23/05 through 10/15/05	736,725	@ $5.00/share
Converted Notes to Common Stock	470,520	@ $5.00/share
Exercise of warrants	31,200	@ Various
Issued ESOP Common Stock	11,957	@ $4.00/share (20% Discount)
Total Shares Issued and Outstanding	17,887,414	
ISO Plan	2,500,000	
Warrants Issued	369,960	
Total Shares, ISO and Warrants Issued	20,757,374	

The pro forma net tangible book value of the Company as of December 31, 2004, was approximately ($8,038), or approximately ($0.0005) per share of Common Stock. Pro forma net tangible book value per share represent the amount of the Company's pro forma stockholders' equity, less intangibles assets, divided by 17,150,689 pro forma shares of Common Stock outstanding as of December 31, 2004. The pro forma information gives effect to the conversion of a portion of the Company's Notes Payable into 470,520 shares of Common Stock, exercise of warrants into 31,200 shares of Common Shares, sale of 113,000 of Common Stock, the purchase of assets for 490,625 and other stock transactions, excluding Common Stock issued from 03/23/05 through 10/15/05 (736,725).

After giving effect to the sale by the Company of 2,400,000 shares of Common Stock offered hereby and receipt of the estimated net proceeds, therefrom, the pro forma adjusted net tangible book value of the Company as of December 31, 2004 would have been approximately $11.9M, or $0.6134 per share. This represent and immediate

increase in such net tangible book value of $0.6139 per share to existing stockholders and an immediate dilution of $4.3866 per share to new investors.

The following table illustrates this per share dilution:

Dilution

Offering price		$5.000
Pro forma net tangible book value per share as of December 31,2004	($0.0005)	
Increase per share of Common Stock attributable to the Offering	0.6139	
Pro forma net tangible book value per share after the offering		0.6134
Net tangible book value dilution per share to new investors		$4.3866

The following table summarizes on a pro forma basis as of October 15, 2005, the total number of shares of Common Stock purchased from the Company, the total consideration to the Company and the average price per share paid by existing stockholders and the new investors.

	Shares Purchased		Total Consideration		Average Price
	Number	Percent	Amount	Percent	Per Share
Existing stockholder	17,150,689	88%	$10,645,961.67	47%	$0.62
Current Offering @ $5.00	2,400,000	12%	12,000,000.00	53%	$5.00
Total	19,550,689	100%	$22,645,961.67	100%	

	Actual	Pro forma	As Adjusted
Long-Term Liabilities			
Leases	1,101,743	1,101,743	1,101,743
Notes Payable	2,018,000	0	0
Total Long-term Liabilities	3,119,743	1,101,743	1,101,743
Stockholders' Equity			
Common Stock	16,033	17,151	19,551
APIC	7,815,822	10,628,811	22,626,411
Accumulated Deficit	(7,382,887)	(7,382,887)	(7,382,887)
Total Stockholders' Equity	448,968	3,263,075	15,263,075
Total Liabilities and Stockholders' Equity	6,158,120	6,158,120	18,954,227

Balance Sheet as of 12/31/04 (Unaudited) and As Adjusted (Unaudited)

Balance Sheet	12/31/04 (Unaudited)	As Adjusted
Current Assets		
Cash	2,760	12,798,867
AR	315,195	315,195
Prepaids	70,545	70,545
Total Current	388,500	13,184,607
PP&E, Net	2,483,569	2,483,569
Software Development Costs, Net	2,423,917	2,423,917
Other Assets	862,134	862,134
	6,158,120	18,954,227
Liabilities and Stockholders' Equity		
Liabilities		
Notes Payable Bank	109,041	109,041
Leases Payable	697,517	697,517
A/P and Accruals	1,128,819	1,128,819
Deferred Salaries, Net	654,032	654,032
Total Current Liabilities	2,589,409	2,589,409
Long-Term Liabilities		
Leases	1,101,743	1,101,743
Notes Payable	2,018,000	0
Total Long-term Liabilities	3,119,743	1,101,743
Total Liabilities	5,709,152	3,691,152
Stockholders' Equity		
Common Stock	16,033	19,551
APIC	7,815,822	22,626,411
Accumulated Deficit	(7,382,887)	(7,382,887)
Total Stockholders' Equity	448,968	15,263,075
Total Liabilities and Stockholders' Equity	6,158,120	18,954,227

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND THIS OFFERING IS BEING MADE IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION THEREUNDER.

THE SECURITIES OFFERED BY THIS INFORMATION MEMORANDUM HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE ACCURACY OR ADEQUACY OF THIS INFORMATION MEMORANDUM OR THE MERITS OF THE OFFERING MADE HEREBY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

ANY STATEMENTS OR REPRESENTATIONS, WRITTEN OR ORAL, WHICH DO NOT CONFORM TO THOSE CONTAINED IN THIS INFORMATION MEMORANDUM SHOULD BE DISREGARDED AND ANY USE OF SUCH STATEMENTS OR REPRESENTATIONS IS A VIOLATION OF LAW.

THIS INFORMATION MEMORANDUM SUMMARIZES AN OFFERING TO A LIMITED NUMBER OF PROSPECTIVE INVESTORS OF UNITS. REFERENCE IS MADE TO THE EXHIBITS (INCLUDING THE BUSINESS PLAN) ATTACHED HERETO, WHICH ARE AN ESSENTIAL PART OF THIS INFORMATION MEMORANDUM. THIS INFORMATION MEMORANDUM MERELY SUMMARIZES CERTAIN INFORMATION CONTAINED IN SUCH ADDITIONAL INFORMATION AND DOCUMENTATION, AND OFFEREES SHOULD REVIEW IN DETAIL SUCH ADDITIONAL INFORMATION AND DOCUMENTATION FOR THE FULL AND COMPLETE TERMS OF THE DOCUMENTS AFFECTING THIS OFFERING. IN THIS CONNECTION, IT SHOULD BE NOTED THAT THE INFORMATION PROVIDED IN THIS INFORMATION MEMORANDUM HAS BEEN SUPPLIED BY THE MANAGEMENT OF THE COMPANY AND FROM OTHER SOURCES DEEMED RELIABLE. SUCH INFORMATION NECESSARILY INCORPORATES SIGNIFICANT ASSUMPTIONS, AS WELL AS FACTUAL MATTERS.

INVESTMENT IN THE UNITS BEING OFFERED HEREBY INVOLVES VARIOUS RISKS. PERSONS SHOULD NOT INVEST IN THE UNITS UNLESS THEY CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT. SEE "RISK FACTORS." INVESTORS MUST MAKE CERTAIN REPRESENTATIONS IN CONNECTION WITH THEIR PURCHASES, INCLUDING, WITHOUT LIMITATION, THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING. SEE "SUITABILITY STANDARDS."

THIS OFFERING IS MADE SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY, WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT, IN ITS SOLE AND ABSOLUTE DISCRETION, TO REJECT ANY SUBSCRIPTION (IN WHOLE OR IN PART) OF ANY PROSPECTIVE INVESTOR, OR TO ALLOT TO ANY PROSPECTIVE INVESTOR FEWER THAN THE NUMBER OF THE UNITS SUBSCRIBED FOR BY SUCH INVESTOR.

This Offering will terminate on November 30, 2005 unless sooner terminated upon the consent of the Company in its sole discretion, or unless extended by the Company, without notice to the offeree.

There is no current public market for the Units, and no public market for the Units is expected to develop inasmuch as the Units are restricted securities. See "RISK FACTORS".

Subscriptions for a minimum of 1 Unit ($25,000) and a maximum of 480 Units ($12,000,000) will be offered pursuant to this Offering. The proceeds derived from this Offering shall be applied first to the payment of any expenses associated with this Offering, including, without limitation, placement commissions, legal and accounting fees, and related costs, with the remainder to be used as working capital for the Company.

Offerees should not construe the contents of this Information Memorandum, or any prior or subsequent communications from the Company or any of its agents or representatives, as legal, tax and/or investment advice. **EACH OFFEREE SHOULD CONSULT HIS, HER OR ITS OWN COUNSEL, ACCOUNTANT AND/OR OTHER PROFESSIONAL ADVISOR AS TO LEGAL, TAX, INVESTMENT, ACCOUNTING AND/OR RELATED**

MATTERS CONCERNING AN INVESTMENT IN THE UNITS. (The offeree is responsible for any fees or charges therefor.)

NO BROKER, DEALER, PLACEMENT AGENT, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION MEMORANDUM IN CONNECTION WITH THIS OFFERING. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS INFORMATION MEMORANDUM DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES OTHER THAN THE UNITS TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY JURISDICTION WHERE SUCH AN OFFER WOULD BE UNLAWFUL. EXCEPT AS OTHERWISE INDICATED HEREIN, THIS INFORMATION MEMORANDUM SPEAKS AS OF ITS DATE. NEITHER THE DELIVERY OF THIS INFORMATION MEMORANDUM NOR ANY SALE HEREUNDER SHALL CREATE AN IMPLICATION THAT THERE HAS NOT BEEN ANY CHANGE IN THE MATTERS DISCUSSED HEREIN.

SEE "GLOSSARY" WITH RESPECT TO CERTAIN DEFINED TERMS REFERRED TO IN THIS INFORMATION MEMORANDUM.

This Information Memorandum constitutes an offer only to the person whose name appears in the appropriate space provided on the cover page hereof and only if such person has completed, executed and delivered to the Company an Investor Questionnaire in the form to be provided by the Company. Any reproduction of this Information Memorandum, in whole or in part, or the divulgence of any of its contents, without the prior written consent of the Company, is prohibited.

The information contained herein is confidential and proprietary to the Company (including confidential financial information of the Company) and is being submitted to prospective investors in the Company solely for their confidential use. Such investors will not release this document or discuss the information contained herein, or reproduce or use this Information Memorandum for any purpose other than evaluating a potential investment in these Units of the Company, without the prior express written permission of the Company. Disclosure of any such information without the prior written consent of the Company could cause significant economic injury to the Company.

By accepting delivery of this Information Memorandum, the offeree agrees to return this Information Memorandum and all enclosed documents to the Company if he, she or it does not agree to purchase any of the Units offered hereby.

Statements contained in this Information Memorandum as to the contents of any document referred to herein are not necessarily complete, and each such statement is deemed to be qualified in all respects by the provisions set forth in such document. Copies of any such documents not otherwise provided herein are available for examination by prospective investors upon request made to the Company.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS WILL BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ENTITY ISSUING THE UNITS AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

FOR CALIFORNIA RESIDENTS ONLY:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CALIFORNIA CORPORATE SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR DISTRICT OF COLUMBIA RESIDENTS ONLY:

THESE SECURITIES WILL BE SOLD TO, AND ACQUIRED BY, INVESTORS IN TRANSACTIONS UNREGULATED BY THE PUBLIC SERVICE COMMISSION OF THE DISTRICT OF COLUMBIA. THERE ARE NO DISTRICT OF COLUMBIA LAW PROVISIONS REGARDING REGISTRATION OF SECURITIES.

FOR FLORIDA INVESTORS ONLY:

THE INTERESTS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT. EACH OFFEREE WHO IS A FLORIDA RESIDENT SHOULD BE AWARE THAT SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT PROVIDES, IN RELEVANT PART, AS FOLLOWS: "WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE IN FLORIDA MADE PURSUANT TO SECTION 517.061(11) IS VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER." THE AVAILABILITY OF THE PRIVILEGE TO VOID SALES PURSUANT TO SECTION 517.061 OF THE FLORIDA ACT IS HEREBY COMMUNICATED TO EACH FLORIDA OFFEREE.

FOR IDAHO INVESTORS ONLY:

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR MARYLAND RESIDENTS ONLY:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MARYLAND SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR MASSACHUSETTS RESIDENTS ONLY:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR NEW YORK RESIDENTS ONLY:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ACT OR THE NEW YORK FRAUDULENT PRACTICES ("MARTIN") ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT OR THE NEW YORK FRAUDULENT PRACTICES ("MARTIN") ACT, IF SUCH REGISTRATION IS REQUIRED. THIS INFORMATION MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING.

ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. PURCHASE OF THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THIS INFORMATION MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

FOR PENNSYLVANIA RESIDENTS ONLY:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE 1933 SECURITIES ACT, BEING EXEMPTED FROM REGISTRATION BY SAID ACT. THE AVAILABILITY OF THAT EXEMPTION DOES NOT MEAN THAT THE SECURITIES ADMINISTRATOR HAS PASSED IN ANY WAY UPON THE MERITS, OR QUALIFICATIONS OF, THESE SECURITIES OR THEIR OFFER OF SALE IN THE STATE OF PENNSYLVANIA. ANY REPRESENTATION INCONSISTENT WITH THE FOREGOING IS UNLAWFUL. INVESTORS MUST PURCHASE THESE SECURITIES ONLY FOR THEIR OWN BENEFIT AND MAY NOT SELL THESE SECURITIES FOR A PERIOD OF NO LESS THAN 12 MONTHS FROM THE DATE OF PURCHASE. NOTICE PURSUANT TO SECTION 203(m) OF THE ACT: THE ISSUER MUST OBTAIN THE WRITTEN AGREEMENT OF EACH PURCHASER NOT TO SELL, EXCEPT IN ACCORDANCE WITH REGULATION 204.011, THE SECURITY WITHIN TWELVE MONTHS AFTER THE DATE OF PURCHASE AND FILE WITH THE COMMISSION A COPY OF THE PROPOSED AGREEMENT THAT INVESTORS WILL BE ASKED TO SIGN.

THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER SECTION 201 OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE "ACT") AND MAY BE RESOLD BY RESIDENTS OF PENNSYLVANIA ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 203(d), 203(f), 203(p), OR 203(r), DIRECTLY FROM AN ISSUER OR AFFILIATE OF AN ISSUER, SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY), OR ANY OTHER PERSON WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

NEITHER THE PENNSYLVANIA SECURITIES COMMISSION NOR ANY OTHER AGENCY HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. PENNSYLVANIA SUBSCRIBERS MAY NOT SELL THEIR UNIT(S) FOR ONE YEAR FROM THE DATE OF PURCHASE IF SUCH A SALE WOULD VIOLATE SECTION 203(d) OF THE PENNSYLVANIA SECURITIES ACT.

FOR TEXAS RESIDENTS ONLY:

THE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE TEXAS SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE TEXAS SECURITIES COMMISSION. THEREFORE, THESE SECURITIES CANNOT BE RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER APPLICABLE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR VIRGINIA RESIDENTS ONLY:

THE UNITS WILL BE SOLD TO, AND ACQUIRED BY, INVESTORS IN TRANSACTIONS EXEMPT UNDER THE VIRGINIA SECURITIES ACT. THE UNITS HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE COMMONWEALTH OF VIRGINIA.

FOR RESIDENTS OF ALL STATES:

THE UNITS HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER ANY STATE SECURITIES LAW AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR

ADEQUACY OF THIS INFORMATION MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF TERRITORIES OUTSIDE OF THE UNITED STATES:

IT IS THE RESPONSIBILITY OF ANY PERSON OR ENTITY WISHING TO PURCHASE THE UNITS TO SATISFY HIMSELF, HERSELF OR ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENT OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE REQUIREMENTS.

TABLE OF CONTENTS

THE OFFERING

The Company is offering Common Stock for $5.00 per share, at $25,000 per Unit, consisting of 5,000 shares. A minimum of 20 Units will be offered for an aggregate purchase price of $500,000, and a maximum of 480 Units for an aggregate purchase price of $12,000,000. The minimum purchase is 1 Unit for a purchase price of $25,000.

If at least the Minimum Offering is not subscribed for by June 30, 2005 (subject to extension by the Company and without notice to the offeree), then any funds received by the Company for Units subscribed for up to that date will promptly be returned to subscribers, with interest, if any, and this Offering will cease.

Disbursement: Upon acceptance of subscriptions for at least 20 Units, the Company will have use of the proceeds from the sale of Units immediately upon receipt.

Source/Use of Funds. The Company will apply the net proceeds from the sale of the shares to its general fund to be used for general corporate purposes, product development, marketing, office space, employee salaries and benefits, and other operational expenses. It is anticipated that a maximum of 5% of the total proceeds raised will be used to pay accounting, legal, printing and other fees, including placement commissions and/or warrants, associated with this Offering.

Wurld Media, Inc.					
MAXIMUM OFFERING ($12,000,000)					
Source of Proceeds	Amount	% of Total	Uses of Proceeds	Amount	% of Total
Sale of Securities	$ 12,000,000	100%	Operating Costs – First Twenty Months (salaries, rent, outside services)	$ 7,200,000	60%
			Marketing	$ 4,800,000	40%
Total Sources of Proceeds	**$ 12,000,000**	**100%**	**Total Uses of Proceeds**	**$ 12,000,000**	**100%**
MINIMUM OFFERING ($500,000)					
Source of Proceeds	Amount	% of Total	Uses of Proceeds	Amount	% of Total
Sale of Securities	$ 500,000	100%	Operating Costs – First Twenty Months (salaries, rent, outside services)	$ 300,000	60%
			Marketing	$ 200,000	40%
Total Sources of Proceeds	**$ 500,000**	**100%**	**Total Uses of Proceeds**	**$ 500,000**	**100%**

Capitalization: Prior to the offering of the Units, the Company authorized 20,000,000 shares of Common Stock and has issued 16,033,387 shares at an original subscription price ranging from $0.01 and $5.00 per share. Of the issued shares, 11,018,867 shares, representing 69% of the Company's issued and outstanding shares of Common Stock, are currently held and owned by its officers and/or directors.

The Company has implemented the 2000 Stock Option Plan ("the Plan"), as approved by the Company's stockholders. There are a total of 2,500,000 shares reserved for issuance under the Plan. At this time the Company has not issued any shares under the Plan, but has granted options for 1,912,750 shares of Common Stock, including options for 935,000 shares to the Company's officers and/or directors.

In June 2005, the Company increased the number of authorized shares to 30,000,000.

Following a Maximum Offering, but prior to the issuance of warrants to placement agent(s) and additional purchases of Common Stock by, and/or grants of options for Common Stock to, management and employees, there will be 19,550,689 shares of the Company's Common Stock issued and outstanding, of which approximately 12% of the Company's voting equity will be held by the Investors. Assuming exercise of all existing options for Common Stock, 21,883,399 shares of Common Stock would be issued and outstanding, of which approximately 11% of the Company's voting equity would be held by the Investors.

Balance Sheet	12/31/04 (Unaudited)	12/31/04 Capitalization As Adjusted
Current Assets		
Cash	2,760	12,798,867
AR	315,195	315,195
Prepaids	70,545	70,545
Total Current	388,500	13,184,607
PP&E, Net	2,483,569	2,483,569
Software Development Costs, Net	2,423,917	2,423,917
Other Assets	862,134	862,134
	6,158,120	18,954,227
Liabilities and Stockholders' Equity		
Liabilities		
Notes Payable Bank	109,041	109,041
Leases Payable	697,517	697,517
A/P and Accruals	1,128,819	1,128,819
Deferred Salaries, Net	654,032	654,032
Total Current Liabilities	2,589,409	2,589,409

Long-Term Liabilities		
Leases	1,101,743	1,101,743
Notes Payable	2,018,000	0
Total Long-term Liabilities	3,119,743	1,101,743
Total Liabilities	5,709,152	3,691,152
Stockholders' Equity		
Common Stock	16,015	19,551
APIC	7,815,840	22,626,411
Accumulated Deficit	(7,382,887)	(7,382,887)
Total Stockholders' Equity	448,968	15,263,075
Total Liabilities and Stockholders' Equity	6,158,120	18,954,227

The Units have not been registered under the Act and will be restricted securities (**see "*RISK FACTORS*-Limited Transferability of Securities**"). Hence, there currently is no public market for the Units and the transfer and sale of the Units is subject to significant restriction. The Company will be under no obligation to register such securities.

The Units are being offered by the Company in a private placement only to prospective purchasers meeting certain suitability requirements (**see "*SUITABILITY REQUIREMENTS*"**). Upon obtaining subscriptions for a minimum of 10 Units, the Company may close upon the sale of the Units under accepted subscriptions. See "Risk Factors-Nature of Offering." After the initial closing, subsequent closing on Units may occur until the maximum placement of 100 Units is achieved.

This Offering will terminate on November 30, 2005, unless extended by the Company without notice to the offeree.

A person wishing to purchase Units must complete, sign and deliver to the Company the Investor Questionnaire and the Subscription Agreement (in the forms supplied herewith in Exhibit B). Subscriptions for Units are payable in full in cash upon subscription. The Company reserves the right, in its sole discretion, to reject any subscription, in whole or in part.

ADDITIONAL INFORMATION

The Company has agreed to grant prospective Investors and their representatives the opportunity to review additional documents, including the Company's Business Plan, and to ask questions of, and to receive answers from, the Company concerning the terms and conditions of this Offering and any other matters relative hereto, before the consummation of the sale of the Units. To the extent it possesses additional information or can acquire such information without unreasonable effort or expense, the Company agrees to supply such additional information as is necessary to verify the accuracy of the information set forth herein. Requests for additional information should be directed to:

Richard Saxton, VP of Finance
Wurld Media, Inc.
63 Putnam Street
Saratoga Springs, New York 12866
(518) 691-1100 (voice)
(518) 691-1180 (facsimile)
rsaxton@wurldmedia.com

THE COMPANY

REFERENCE IS MADE TO THE COMPANY'S BUSINESS PLAN, DATED MARCH 23, 2005, AS ATTACHED HERETO AS EXHIBIT A, WHICH IS AN ESSENTIAL PART OF THIS INFORMATION MEMORANDUM.

Wurld Media, Inc.™ (the "Company") is an emerging provider of a superdistribution platform for digital content and media on the Internet ("*Peer Impact*™"). The Company's business model combines strong technologies, consumer participation and content providers to create a legitimate peer-to-peer platform. The Company has built this peer-to-peer platform for the Internet and launched it to the public on August 5, 2005. The Company's network infrastructure supports Internet operations involving music content and will be fully scalable as the Company expands into additional markets, such as movies, music videos, video games, audiobooks, and television.

The Company's business model straddles two existing markets - the entertainment industry and the Internet portal e-commerce markets - thereby establishing a new market niche for legitimate peer-to-peer services. The Company will offer consumers the opportunity to earn digital dollars by participating as a redistributor of content, the content holder the opportunity to earn revenues on current releases and under-utilized catalogues, and the Company the opportunity to profit from the facilitation of the two. No single competitor currently offers a comparable legitimate peer-to-peer superdistribution alternative in the Company's target markets.

The Company has rolled out service with its commercial launch of the Peer Impact network on August 5, 2005. The Company's business forecasts call for the Company to move into movie, music video, video game, audiobooks, and television markets by the second year of operations.

The Company's target customers are current consumers of BuyersPort® Networks and LX Systems™ products, approximately 200,000. In addition, there are approximately 60 million consumers accepting of peer-to-peer type technologies.

The Company's strategy presumes that a technology-aware customer base can be easily acquired and maintained by offering a unique legitimate peer-to-peer platform. Each of the Company's content offerings will be competitive with pay-to-play as well as other peer-to-peer services offered by iTunes' BuyMusic.com, Napster, Kazaa and Morpheus and will offer the value associated with literal one-stop shopping. Redistribution of music content will be the on-ramp for the Company to attract and retain customers for *Peer Impact* and to create a customer base to which it can provide its additional content offerings. *Peer Impact* will be designed to become the showcase for the Company's numerous technologies and provide choices and benefits to the Company's customers.

The Company offers investors the experience of multiple revenue streams and additional Internet and e-commerce growth opportunities. These additional growth opportunities will come through variable services offered to existing customers.

<u>***MANAGEMENT***</u>

The Company was founded by a seasoned executive team with a proven track record of success in the financing, technology, design and marketing arenas. The Company's officers, directors, and key employees have extensive industry experience as evidenced by the success of BuyersPort™ Networks and LX Sytems™. Each member of the Company's core team is also a stockholder **(see *Management Team* of the Business Plan).**

Name	*Age*	*Position*
Gregory G. Kerber	42	Chairman and Chief Executive Officer
Kirk H. Feathers	37	President and Chief Technology Officer
Joseph P. Hatch	36	Executive VP of Business Development
Lisa J. Popp	45	VP of Brand Communications

The Company's success depends in part upon the performance of the executive officers and other key employees. Competition for qualified personnel is intense, particularly in the upstate New York employment market. In furtherance of the Company's objective of attracting, retaining and motivating highly qualified managerial, technical, marketing and sales personnel, the Company has and will afford such personnel opportunities to participate in the ownership of, and benefit from the growth of, the Company through the purchase of Common Stock and/or other securities of the Company, including grants of options for the purchase of the Company's equity. Such opportunities may include favorable terms, such as special anti-dilutive protections not generally applicable to the Common Stock.

After this Offering, but prior to (i) the further issuance of any warrants to placement agent(s), (ii) options or stock grants to management and employees, and (iii) any subsequent placement of the Company's equity as contemplated in the Business Plan, the Company's executive officers, directors and 5% stockholders, in the aggregate, will control approximately 69% of the voting Common Stock, and, upon the exercise of options for the purchase of Common Stock, would control approximately 75% of the voting Common Stock. As a result, these stockholders will have significant influence and ability to control most matters requiring board and stockholder approval, including any significant corporate transaction, such as the sale of the Company, a change in control or the terms of future equity financings. These stockholders may use their influence to approve or take actions which could be adverse to the interests of Investors.

RISK FACTORS

The securities offered hereby are speculative in nature and involve various risks. Prospective investors should consider carefully the following factors, among others, before making their investment decision. **REFERENCE IS MADE TO THE COMPANY'S BUSINESS PLAN, DATED MARCH 23 2005, AS ATTACHED HERETO AS EXHIBIT A, WHICH IS AN ESSENTIAL PART OF THIS INFORMATION MEMORANDUM. APPENDICES TO THE BUSINESS PLAN ARE AVAILABLE UPON REQUEST.**

Operational Risks

General Business Risks. The success of the Company is dependent upon its ability to operate profitably. Profitable operation depends on a number of factors, **including the implementation of the Business Plan**, the operation of the business at or below the projected costs and expenses, and the provision of services at rates and under conditions which provide revenues to the Company adequate to meet its needs. All such factors are, to some extent, unpredictable and beyond the control of the Company.

Implementation of the Business Plan. Implementation of the Business Plan, including the Company's ability to obtain additional equity and/or debt financings is of vital importance to the success of the Company. While the scope of the Company's operations is scalable so as to reconcile with the financial resources available, the return on investments of the Investors is dependent upon the successful development, coordination and operation of the Company's financial, marketing, products and services strategies. **In this connection, there is no assurance whatsoever that the Company will be able to implement the Business Plan.**

Speculative Business Objectives. **The business objectives of the Company must be considered speculative, and there is no assurance that the Company will fulfill them.** To the extent that the Company fails to attain its objectives, which may be influenced by factors beyond its control, such as general economic and regulatory conditions and competition, the results experienced by investors in the Company may be affected adversely.

Lack of Peer-to-Peer Acceptance by Customers. While illegal peer-to-peer platforms targeting consumers, have had some success inducing them to utilize an alternative music downloading system, the Company believes it is one of the first peer-to-peers to target customers who are interested in participating as redistributors and benefiting from a legitimate peer-to-peer, and among the first peer-to-peers to target movies, music videos, video games, audiobooks, television, and other markets. The success of the Company will be dependent upon, among other things, the willingness of such customers to accept the Company as an alternative provider of downloaded content to illegal peer-to-peers. No assurance can be given that such acceptance will occur and the lack of such acceptance could have a material adverse effect on the Company.

Suitable Licensing Arrangements. An essential element of the Company's current strategy is the redistribution of content by the consumer. In implementing its strategy, the Company may utilize new technologies or may utilize existing technologies in new applications. There can be no assurance that the technological framework to implement the Company's Business Plan will be

completed on a timely basis or that, during the testing of this business model, the Company will not experience technological problems that cannot be resolved. In addition, the development and expansion of the Company's business and its entry into new markets will be dependent on, among other things, its ability to license content, obtain equipment on a timely basis, obtain sufficient access to customers, and negotiate suitable license agreements for content on satisfactory terms and conditions. Licensing of content is done by the content holders as they deem fit. As a result, there can be no assurance that the Company will be able to obtain the content it desires. These factors and others could adversely affect the Company's ability to enter the market. If the Company is not able to enter markets in accordance with the Business Plan, the growth of its business would be materially adversely affected.

Reliance on Third Parties. A key element of the Company's business and growth strategy is to enlist the participation of the consumer in the redistribution process. Accordingly, the Company is dependent upon the cooperation and desire of the consumer to participate as redistributors of content through the *Peer Impact* platform. The risks inherent in this approach include, but are not limited to, the consumer choosing not to participate as redistributors in favor of a passive role as purchaser only or the consumer not being satisfied with its experience as redistributor and opting out of that role. The consumer has had no experience in filling this role as redistributor and there can be no assurance the consumer will agree to continually act as redistributors of content.

In addition, the Company's business is built upon having the capability to protect all content that is hosted by *Peer Impact*. In order to provide such protection, the Company is obligated to license a digital rights management system (DRM) from a third party. In the event that the DRM is violated by an outside party, the Company risks losing not only its licensed content but also the ability to provide a protected environment within which its customers can participate as redistributors.

Intellectual Property. The Company's success depends in large part upon its ability to secure the property rights to the underlying technology and business model for *Peer Impact*. To date, all patents are pending and no assurance can be given that the Company will be granted patents as filed. In the event that such patent applications are disallowed, the Company will need to seek licensing arrangements with the owners of the prevailing intellectual property. There is always the possibility that the Company will be unable to license the necessary technology and will be unable to provide the *Peer Impact* platform.

The Company has a portfolio of over twenty-five (25) trademarks for which Intent-to-Use (ITU) applications have been filed to secure trademark registrations in the U.S. Patent and Trademark Office. The Company has Common Law Rights in some of these marks through its use of them. The Company believes all of these trademarks to be registrable under U.S. law. Nonetheless, until each of the pending applications completes the registration process, the Company cannot be certain that Certificates of Registration will issue.

The Company owns a portfolio of domain name registrations for key terms that appear to be valuable to its Peer Impact business strategy. Some of these domain name registrations are identical or similar to the Company's trademarks. The Company intends to maintain these domain name registrations for so long as they appear to have value to the Company's ongoing business.

__**Growth of Advertising Revenues**__. The Company's future success and revenue growth significantly depend upon the promotion and favorable perception of *Peer Impact* as an effective advertising vehicle. Whether *Peer Impact* is or becomes attractive to prospective advertisers will depend on numerous factors, including but not limited to Wurld Media's ability to attract consumers to its service offerings, the demographic profiles of such consumers, and their usage levels and patterns for the *Peer Impact* platform. There can be no assurance that Wurld Media will be able to attract or retain a consumer base that will be attractive to advertisers. Accordingly, there can be no assurance that Wurld Media will be able to generate revenues from advertising on *Peer Impact*. Further, recognition and awareness of the *Peer Impact* "brand" will largely depend upon the Company's advertising and promotional efforts, strategic marketing alliances, community facilitation and continued provision of a high quality product and high level of customer service. There can be no assurance that these efforts will result in increased brand recognition, or if brand recognition is increased, that the Company will experience a corresponding increase in its revenues.

__**Online Commerce Growth**__. Purchasing products and services over the Internet is a continually emerging market. The Company's future revenues and profits are substantially dependent upon widespread consumer acceptance and use of online electronic commerce services as a medium for business. Rapid growth of the use of such services is a relatively recent phenomenon. This growth may not continue.

__**Internet Infrastructure**__. The Internet has experienced, and is expected to continue to experience, significant growth in the number of users and amount of traffic. The Company's success will depend upon the development and maintenance of the Internet's infrastructure to cope with this increased traffic. This will require a reliable network backbone with the necessary speed, bandwidth, data capacity and security. Improvement of the Internet's infrastructure will also require the timely development of complementary products, such as high-speed modems, to provide reliable Internet access and services. The Internet has experienced a variety of outages and other delays as a result of damage to portions of its infrastructure and could face similar outages and delays in the future. Outages and delays are likely to affect the level of Internet usage, the level of traffic on the Company's website, and the number of purchases on other websites. In addition, the Internet could lose its viability as a mode of commerce due to delays in the development or adoption of new standards to handle increased levels of activity or due to increased government regulation. The adoption of new standards or government regulation may also require the Company to incur substantial compliance costs.

__**Limited Operating History**__. The Company was incorporated in September 1999 and has limited operating and/or financial history in the form of audited financial statements since 1999 upon which an Investor may base an investment decision.

__**Probable Future Losses**__. The development of our business requires significant capital and operational expenditures to expand our networks, services and customer base. Many of these expenditures must be completed before any revenue can be realized in a particular market. These expenditures are expected to increase as the Company grows its customer base in existing markets, expand into new markets and diversify its service offerings. **Consequently, the Company expects negative operating cash flows and substantial operating losses for the foreseeable future.**

Significant Capital Requirements. The Company intends to expand its networks and services, acquire and develop new products and services in additional markets, and fund initial operating losses. **These activities will require significant capital for the foreseeable future**. The Company contemplates that such requirements will be funded with the net proceeds of this offering, together with future cash flows from ongoing operation. The Company's expectations of future capital requirements and cash flows from operations are based on current estimates. Actual capital expenditures and cash flows could differ significantly from these estimates. Assuming the Company requires additional capital and if customer demand significantly differs from current expectations, the Company's funding needs may increase. In addition, the Company may be unable to produce sufficient cash flows from ongoing operations to fund expansion and future growth. This would require the Company to alter its business plan, including delaying or abandoning expansion or spending plans, which could have a material adverse effect on the Company's business. In addition, the Company may elect to pursue other attractive business opportunities that could require additional capital investments in our networks and services. If any of these events were to happen, the Company could be required to borrow more money, issue additional debt or equity securities or enter into joint ventures. Any of these measures could have a dilutive impact on the Company's stockholders.

Substantial Debt. Implementation of its business plan will result in the Company having a substantial amount of debt that could impact the Company's future prospects and the Company may not have sufficient cash flow to service such debt. In order to repay debt and fund capital expenditures, the Company must successfully implement its business plan. If unable to do so, the Company may have to reduce or delay planned capital expenditures, sell assets, sell additional equity or debt securities or refinance or restructure its debt. Any delay in planned capital expenditures could materially and adversely affect the Company's future revenue prospects. Any sale of assets to raise money to meet financial obligations could also occur on unfavorable terms.

Competition. The Company competes in the Internet electronic commerce industry with participants that have greater resources, a more established network and a broader customer base. Portions of the Internet electronic commerce industry are highly competitive. Many of the Company's existing and potential competitors have significantly greater financial, personnel, marketing and other resources. Many of these competitors have the added competitive advantage of an established network and an existing customer base. Other competitors and potential market entrants include record labels, illegal peer-to-peers and pay-to-play platforms.

Power of Management. The Company's executive officers have the full and entire right, power and authority, in the management of the business of the Company, to do any and all acts and things, necessary, proper, convenient or advisable to effectuate the purposes of the Company, including, without limitation, selling, exchanging, or otherwise disposing of the investments, or any part thereof, all without the approval of the Investors.

Operating Deficits. In the event that the Company incurs operating deficits in conducting its business, no stockholder is obligated to loan or contribute to the Company any additional funds. In such event, however, the Company's management is authorized (but not required) to arrange financing for the Company from third-party lenders or investors. Any such financing shall be for the purpose of working capital only.

Reliance on Key Personnel. The Company's success depends in part upon the performance of the executive officers and other key employees. The loss of the services of several of its key personnel could have a material adverse effect on the Company. The Company depends on its continued ability to attract and retain qualified personnel. If the Company were to lose key personnel, it would need to expend additional time and resources in replacing such personnel. **There can be no assurance that the Company will be successful in attracting and retaining qualified personnel.** Further, the Company's current and future operations significantly depend upon the Company's ability to attract, retain and motivate highly qualified, managerial, technical, marketing and sales personnel. Competition for qualified personnel is intense, particularly in the upstate New York employment market. There can be no assurance that the Company will be able to retain its existing employees or attract, retain and motivate highly qualified personnel in the future. Inability to retain or attract qualified personnel could impair growth of the Company's business, promotion of the Company's brand and products, and materially adversely affect the Company's business, financial condition and results of operations.

Increased Regulation. As commerce conducted on the Internet continues to evolve, federal, state or foreign agencies may adopt regulations or impose new taxes intended to cover our business operations. These agencies may seek to regulate areas including user privacy, pricing, content and consumer protection standards for our products and services. Compliance with additional regulation could hinder the Company's growth or prove to be prohibitively expensive. It is also possible that the introduction of additional regulations could expose companies involved in Internet commerce, or the provision of content over the Internet, to significant liability. If enacted, these government regulations could materially adversely affect the viability of Internet commerce, generally, as well as the Company's business, financial condition and results of operations. As a result, the Company cannot predict the regulation's effect on our future operations or results. Many regulatory actions regarding important items that impact the Company are underway or are being contemplated by federal and state authorities. Changes in current or future regulations adopted by federal, state or local regulators, or other legislative or judicial initiatives relating to the telecommunications industry, could have a material adverse effect on the Company.

Federal Tax Legislation. Governing federal tax statutes are subject to continual evolution by judicial decisions and administrative interpretations and may be amended, revoked or replaced at any time, either prospectively or retroactively, by new legislation. Prospective investors must seek and rely on the advice of their own (respective) tax advisors with respect to the impact on investment of any potential federal or state tax laws.

Technological Changes. The Company's business could be adversely affected if it does not keep pace with rapid technological changes. The electronic commerce industry is subject to rapid and significant changes in technology. The Company believes that for the foreseeable future, it will be able to acquire necessary technologies. The Company cannot, however, predict the effect of technological changes on its business. In addition, the introduction of new products or technologies may reduce the cost or increase the supply of services similar to those that it plans to provide. As a result, the most significant competitors in the future may be new entrants to the peer-to-peer redistribution electronic commerce industry. Technological changes and the resulting competition could have a material adverse effect on the Company.

Financial and Other Risks

Additional Capital Required. The Company's ability to grow depends significantly on the consumer capacity and development of external network infrastructure. The support and maintenance of these efforts will require significant advance capital equipment expenditures and commitments for consumer-level capacity. In furtherance of the Business Plan, the Company will need to seek additional capital to fund its growth from investment institutions, individuals and/or strategic partners, such as a significant equipment vendor. There is no assurance that the Company will continue to be able to raise needed cash on terms acceptable to it or at all. Financings may be on terms that are dilutive or potentially dilutive to Investors. If sources of financing are required, but are insufficient or unavailable, the Company will be required to modify its growth and operating plans to the extent of available funding, which would have a material adverse effect on its ability to grow its business.

Dilutive Impact on Investors/Prior Offerings. Existing stockholders purchased their shares of Common Stock for $0.01 to $5.00 per share. Accordingly, as to shares of Common Stock acquired pursuant to this Offering, Investors will incur immediate and substantial dilution in the net tangible book value of the shares of Common Stock purchased of approximately $4.39 per share, from the Offering price of $5.00 per share to $.61 per share. Additional dilution will occur upon the exercise of outstanding stock warrants. Such events will also cause an Investor's percentage ownership of the Company to decrease. In addition, there is a potential claim regarding prior offerings of securities, the validity of which is yet to be determined, which may impact the Company and/or Investors. At this time, there is not sufficient information to confirm whether it may or may not be meritorious or material.

No Certainty of Return on Investment. **No assurance can be given that an Investor will realize a substantial return on investment, or any return at all.** Further, as a result of the uncertainty and risks associated with the Company's operations, it is possible that an Investor could lose his, her or its entire investment.

Dividends. The Company has never declared or paid any cash dividends on its Common Stock. For the foreseeable future, the Company intends to retain any earnings to finance the development and expansion of its business, and does not anticipate paying any cash dividends on the Common Stock. Payment of any future dividends on the Common Stock will depend upon earnings and capital requirements, the terms of debt facilities and other factors the Board of Directors considers appropriate.

"Best Efforts" Offering; No Commitment to Purchase Units. No one has committed to purchase all or any part of the Units being offered hereby and, consequently, **the Company can give no assurance that the Units, or any portion thereof, will be sold.** In the event that the Minimum Offering is not achieved, all funds received by subscribers will be returned to such subscribers, with interest, if any.

Nature of Offering. This is a "best efforts" offering. Upon acceptance of subscriptions for a minimum of 10 Units, the Company may withdraw funds deposited by subscribers and thereafter continue to accept subscriptions until the Termination Date. Consequently, with respect to the

Minimum Offering, a larger percentage of the subscription proceeds would be needed to pay the expenses attributable to this Offering.

Determination of Offering Price. The price per Unit was determined by the Company and does not necessarily bear any direct correlation to the assets, prior operations, or net worth of the Company or other generally recognized indicia of value.

Limited Transferability of Securities. The Units to be sold in this Offering have not been registered under the Act or registered or qualified under any state securities laws. Accordingly, the Units may not be sold or transferred except pursuant to an effective registration under the Act or an exemption from registration thereunder. An investment in the Units is suitable only for persons who have no need for current income or liquidity to the extent of their investment in the shares.

Lack of Trading Market. There is no public trading market for the Units, and none is expected to develop. The Units are restricted securities and thus not publicly tradable.

Monetary Damages from Directors. The Company's Charter contains a provision which eliminates personal liability of its directors for monetary damages to be paid to the Company and its stockholders for some breaches of fiduciary duties or negligence. As a result of this provision, the Company's stockholders may be unable to recover monetary damages against the directors for their actions that constitute breaches of fiduciary duties, negligence or gross negligence. Inclusion of this provision in the Company's Charter may also reduce the likelihood of derivative litigation against our directors and may discourage lawsuits against our directors for breach of their duty of care even though some stockholder claims might have been successful and benefited stockholders.

Forward-Looking Statements. This Information Memorandum contains forward-looking statements which relate to possible future events, the Company's future performance and the Company's future operations. In some cases, you can identify forward-looking statements by the Company's use of words such as "may," "will," "should," "anticipates," "believes," "expects," "plans," "future," "intends," "could," "estimate," "predict," "potential" or "continue," the negative of these terms or other similar expressions. These forward-looking statements are only the Company's predictions. The actual results could and likely will differ materially from these forward-looking statements for many reasons, including the risks described above and appearing elsewhere in this Information Memorandum. The Company cannot guarantee future results, levels of activity, performance or achievements. The Company is under no duty to update any of the forward-looking statements after the date of this Information Memorandum to conform them to actual results or to changes in its expectations.

INCOME TAX AND LEGAL ASPECTS

No representations are made as to the federal, state or local income tax consequences resulting from an investment in the Units. Offerees may not expect any income tax advantages resulting from the purchase of the Units. **Each offeree should consult his, her or its own tax advisor with respect to the federal, state and local tax consequences resulting from a purchase of Units.** Each offeree also is strongly urged to consult with his, her or its own legal counsel with respect to all aspects of this Offering. (The offeree is responsible for any fees or charges therefor.)

SUITABILITY STANDARDS

The Units offered hereby are suitable only for those persons who, or entities which, can afford to bear the economic risk of their investment for an indefinite period and have no need for liquidity with respect to this investment. Prospective investors must represent that they are familiar with and understand the terms of the Offering, and that they are acquiring the Units for their respective accounts, for investment, without an intent to distribute or resell the Units, either in whole or in part.

The Units are being offered pursuant to certain exemptions from registration under the Act by reason of the exemptions from the registration requirements of the Act set forth in Regulation D promulgated thereunder. To qualify for those exemptions, the Units will be offered and sold only to individuals who (or entities that) meet certain suitability standards. Before purchasing Units, a prospective investor must represent that, among other things, such party (i) is an **"accredited investor"**, as contemplated under Regulation D of the Act, (ii) has net worth or annual income in sufficient amounts, as determined by the Company, to permit an investment in the Units in the amount subscribed for and to afford a total loss of any such investment without substantially affecting the present manner of living; (iii) has such knowledge and experience in financial and business matters that such subscriber for Units is capable of evaluating the merits and the risks of this investment or is represented with respect to purchasing of the Units by a person with such knowledge or experience; (iv) recognizes that this investment is speculative and that it could result in a total loss of such subscriber's investment; and (v) has had the opportunity to discuss the business and financial condition of the Company with its management.

The Company will offer or sell Units to an investor only if it believes, and has reasonable grounds to believe, that such investor meets the suitability standards described above and in the Subscription Agreement. Company management may make or cause to be made such further inquiry and obtain such additional information as it deems appropriate with regard to the suitability of prospective investors.

It is anticipated that comparable suitability standards will be imposed by the Company in connection with any resale of the Units. Any such resale will be subject to various restrictions (**see "*RISK FACTORS*--Limited Transferability of Securities and --Lack of Trading Market**").

THE SUITABILITY STANDARDS DISCUSSED ABOVE REPRESENT MINIMUM SUITABILITY STANDARDS FOR PROSPECTIVE INVESTORS. THE ABILITY TO MEET

SUCH STANDARDS DOES NOT NECESSARILY MEAN THAT AN INVESTMENT IN THE UNITS IS SUITABLE FOR A PARTICULAR PROSPECTIVE INVESTOR.

Furthermore, certain states in which the Units are being offered may require that prospective investors make representations and warranties in addition to those provided in the Subscription Agreement, and may impose suitability standards that are stricter than those imposed by the Company.

Units will be sold only to prospective investors who make the foregoing written representations as to their financial capacity, financial knowledge, investment in the shares and, in addition, complete and send to the Company an Investor Questionnaire in the form included herein (Exhibit B-1). The Company reserves the right to refuse to sell Units to any prospective investor, even when such prospective investor may satisfy the suitability standards of the Company.

The Company reserves the right to waive certain investment requirements, provided that such waiver is consistent with applicable securities laws and is in the best interests of the Company.

SUBSCRIPTION PROCEDURE

An investor who desires to participate in this Offering should complete and execute an Investor Questionnaire (Exhibit B-1) and a Subscription Agreement (Exhibit B-2) and deliver both documents, together with a check payable to "**Wurld Media, Inc.**" for the full purchase price of the Units to be purchased. All funds for the purchase of Units offered hereby will be received by the Company subject to any rejection of a subscription for Units.

The Company, in its sole discretion, may reject any subscription received hereunder. In the event the Company rejects a subscription, any payment delivered to the Company for the subscription of Units will be returned, with interest, if any, as soon as practicable.

GLOSSARY

"Act" shall mean and refer to the Securities Act of 1933, as amended.

"Business Plan" shall mean and refer to the Company's Business Plan, dated March 23, 2005 as attached hereto as Exhibit A.

"Company" shall mean and refer to Wurld Media, Inc., a Delaware corporation.

"Information Memorandum" shall mean and refer to this Information Memorandum relating to the offering of the Units.

"Investor" shall mean and refer to an accepted subscriber of the Units.

"Maximum Offering" shall mean and refer to the offering by the Company of a maximum of 100 Units pursuant to this Information Memorandum.

"Minimum Offering" shall mean and refer to the offering by the Company of a minimum of 10 Units pursuant to this Information Memorandum.

"Offering" shall mean and refer to the best efforts basis offering of the Units as set forth in this Information Memorandum.

"Termination Date" shall mean and refer to that date upon which the offering of Units shall terminate, which date shall be on November 30, 2005, unless extended by the Company without notice to the offeree.

"Unit" shall mean and refer to a block of 5,000 shares of the Company's Class A Common Stock (par value $0.001 per share) offered pursuant to this Information Memorandum at a price of $25,000.

EXHIBIT A

Wurld Media, Inc.

BUSINESS PLAN

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CONFIDENTIAL BUSINESS PLAN SUMMARY

This Business Plan Summary is confidential and proprietary and should be treated as such. Each recipient of this Business Plan Summary agrees to neither directly nor indirectly, disclose or permit its affiliates or representatives to disclose any information contained herein and that such information will not be reproduced or used in whole or in part in any way without the express prior written consent of Wurld Media, Inc. ("Wurld Media" or "Wurld"). This document is intended to provide background information about Wurld Media and information concerning current and future product offerings.

This Business Plan Summary has been prepared by Wurld Media for information purposes only. The market analysis and projections presented in this Business Plan Summary represent the personal and subjective views of the management of Wurld Media. Only Wurld Media has the authority to negotiate with any recipient of this Business Plan Summary and to enter into a definitive agreement concerning Wurld Media.

No person has been authorized to make any representation with respect to Wurld Media or its business, and no person has been authorized to provide any information with respect to Wurld Media or its business, except the information contained herein and additional information furnished by Wurld Media.

PEER IMPACT™

Project Proposal

The major content providers (record labels, movie studios, software manufacturers, etc.) are losing revenue to the Internet every year due to unauthorized file sharing. This phenomenon has been created in part by the consumers' growing desire for high quality digital content and the ability to acquire that content through high speed Internet service. Since the major content providers have yet to develop or embrace a service that fully addresses these dynamics, an environment of unauthorized content sharing among consumers has emerged. A growing multitude of free services allows consumers to trade and acquire a variety of digital content without compensation to the artists, creators, or copyright holders.

Wurld Media has developed a solution to the emerging environment of unauthorized content sharing among consumers in the entertainment arena: **Peer Impact™**.

At its core, Peer Impact utilizes Wurld Media's patent-pending and proprietary technologies while surrounding those assets with the company's proven, profitable business practices. The success of Peer Impact, and the industries it could significantly affect, requires the cooperation of the major media and content providers. Wurld Media has already signed digital distribution contracts with the "Big Four" music labels; SONY BMG Music Entertainment, Universal Music Group, Warner Music Group, and EMI and is building other strategic content relationships with the major motion picture studios and leaders in the online gaming industry. Wurld has also established relationships and retained the services of former industry insiders in these arenas.

With the ability to redistribute authorized content within a controlled environment, Peer Impact now offers an opportunity to monetize both old and new content. Utilizing their patent-pending **Cooperative Revenue Model™ (CRM),** Peer Impact actively involves the consumer in the revenue stream as "super distributors" of authorized content, thereby helping to minimize, if not resolve, the unregulated, free peer-to-peer (P2P) problem.

Through Peer Impact the content providers can now bridge the competitive gap between free P2P and "pay-for-play" services by offering a revenue generating alternative to the consumers presently using unauthorized free networks. Now, with the opportunity to generate revenue by hosting and distributing licensed, regulated content from their home PCs, consumers will have an incentive to stop utilizing unauthorized, free services such as Morpheus and Kazaa.

wurldmedia

Company Overview

Wurld Media, Inc. is the creator of two patent pending technology platforms created to address the growing Internet marketplace. These technologies, which will be discussed throughout this document, are presently being utilized by such respected and diverse organizations as Special Olympics and the U.S. Army. Founded in 1999, Wurld Media Inc. is a privately held company based in Saratoga Springs, New York.

To date, Wurld Media has amassed over 4 million customers by remaining true to its founding principles: create technologies that maximize the value of an Internet consumer and market those technologies through strategic partnerships. This approach has allowed Wurld Media to achieve profitability in the highly competitive Internet arena.

Wurld Media's primary product offerings, and the industries they impact, are:

1. **BuyersPort® Networks** (Maximizing Affiliate Marketing and Advertising)
2. **LX Systems™** (Facilitating Efficient, Secure Digital Content Delivery)

As a result of the significant success of these products, Wurld Media has undertaken the creation of a new complimentary offering called **Peer Impact**. Through Peer Impact, Wurld Media plans to provide a solution that facilitates cost-effective management and distribution of copyrighted content unlike any other product available today. This solution addresses both the appetite for digital content by consumers and the ongoing problem of copyright infringement and eroded revenue facing major content providers.

By involving the consumer in the process via the patent-pending **Cooperative Revenue Model** (CRM), Peer Impact helps minimize—if not resolve—the unregulated, unauthorized peer-to-peer problem. By uniting the considerable assets and strengths of BuyersPort and LX Systems, Peer Impact emerges to create a legally sanctioned, centrally controlled, **super distribution** platform for digital content and media.

The purpose of this document is to provide a concise overview of Wurld Media's existing products and describe how they will provide the foundation for the success of Peer Impact.

wurldmedia

Management Team

Executive Bios

Gregory G. Kerber, Chairman and CEO
Gregory Kerber is founder, Chairman and Chief Executive Officer of Wurld Media, Inc. With the development of Wurld Media's first product to market, BuyersPort Networks, he oversaw the creation of one of the Internet's largest e-commerce affinity networks. Following an $8 million investment, Kerber led the company to profitability within 18 months. He continues to oversee all corporate development and operations concerning the company's strategic direction in distributive computing with Peer Impact, LX Systems and consumer Digital Media Delivery Systems (DMDS).

Prior to Wurld Media Inc., Kerber founded a successful commercial financial consulting business, Patriot Capital, where he served as President for seven years. At Patriot Capital, he worked with major financial institutions, such as Chase Manhattan Bank, Citibank, GE Capital, Fleet Bank, Bank One, DLJ, Bank of America and KeyBank, while he oversaw the restructuring and management of aggregated debt in excess of $1 billion. Wall Street came calling in the 1990s, and under Kerber's direction, Patriot was among the first companies to recognize asset securitization as a viable finance vehicle. Kerber has provided financial and operational consultation across a wide range of business segments–from logistics firms and healthcare organizations to warehouses and fulfillment centers. He has been instrumental in the financing, founding, and operations of numerous privately held companies.

Kerber resides in upstate New York with his wife of 17 years and their three children. He

serves as a board member for both the Down Syndrome Resource Center and the Lexy Foundation in Albany, New York.

Kirk H. Feathers, President and CTO
Before assuming his current position as President and Chief Technical Officer, Kirk Feathers, a co-founder of Wurld Media Inc., oversaw the design and creation of several patent-pending software components. He has guided his team to develop next-generation technologies that provide scalable platforms for new products and revenue channels. Feathers strong technical background and management skills allow him to oversee daily operations for the company's fastest growing division and to guide a highly flexible technical team in the development of new technologies and maintenance of existing Internet services.

Feathers has built a team that has achieved breakthrough improvements to data delivery, including distributed data transmission, distributed computing, and distributed networking. He oversaw the negotiation and launch of LX Systems™ first business partner, the United States Army, and he continues to provide guidance through strategic business decisions that benefit and bring greater value to the online experience of Wurld Media customers.

Prior to Wurld Media, Feathers led the technology division and information systems department for Saratoga Care, a leading healthcare provider in the Northeast. Earlier in his career, he served as a technical consultant and systems architect for a variety of other healthcare institutions, medical practices, retail sales businesses and resorts.

Joseph P. Hatch, Executive VP of Business Development
Joe Hatch is a co-founder and Executive VP of Business Development for Wurld Media, Inc. He oversees the ongoing development and commercialization of Wurld Media's core products: Peer Impact, BuyersPort, and LX Systems. Hatch's team presently manages relationships with all major record labels, more than 500 contracted retailers (Expedia, Wal-Mart, TheGap.com, etc.), network management companies such as LinkShare and BeFree, as well as the Elizabeth Glaser Pediatric AIDS Foundation and the U.S. Army.

Hatch was Director of Web Commerce for the Internet Commerce Corporation (ICC), a pioneer in web-based procurement. Assisting such companies as Staples to migrate its traditional Electronic Data Interchange (EDI) systems to the web, ICC was one of the first companies to capitalize on the business-to-business potential of the Internet. Coordinating sales and marketing, Mr. Hatch dealt with such companies as Johnson & Johnson, Panasonic, Sharp, and Barnes & Noble. The experience and relationships formed in the emerging world of business-to-business technology solutions served him well, as he went on to co-found Wurld Media in 1999.

Joe Hatch began his career with NYCO Minerals Inc., a leading provider of engineered products and services used in construction, metallurgy, and polymers. After becoming the youngest Regional Manager in company history, he managed national sales and supply chain for NYCO's automotive product line, distributor network and sales force. In these duties, he dealt extensively with "the Big Three" automakers (Ford, General Motors, and

Chrysler) and coordinated extended partnerships and contract negotiations with such companies as Allied Signal, Eastman, and Dow. Hatch saw those responsibilities expand globally as he took control of NYCO's European distribution channels and covered both Western and Eastern Europe during most of the 1990s.

Lisa J. Popp, VP of Brand Communications
As one of Wurld's co-founders, Mrs. Popp is responsible for the branding, presentation, and communications of the company, its subsidiaries and its products. She supervises creative development related to the presentation of brands and properties of Wurld Media's business partners including: Special Olympics, the Arthritis Foundation, the US Army, SONY BMG Music Entertainment, Universal Music Group, Warner Music Group, and EMI.

Working in tandem with the business development and design divisions, Mrs. Popp oversees the presentation of all brand communications, through word and design. In this role, she directs brand management and communications through all media channels and is responsible for daily design and brand integration for Wurld, its products, and their associated marketing collateral.

Earlier in her career, Mrs. Popp used her conceptual and creative strengths as a freelance artist. Her attention to detail and high quality of realism created a demand for her artwork.

Enabling Super Distribution of Authorized Content

PEER IMPACT™

Following the tremendous success of BuyersPort and LX Systems in their respective industries, Wurld Media recognized the potential for unifying these two products into a platform called Peer Impact™. By combining the community management and marketing attributes of BuyersPort with the decentralized inventory and transport of LX Systems, Peer Impact is designed to provide a powerful solution for the present dilemma facing the entertainment industry and create a powerful vehicle for new industry revenue growth as a whole.

Above and beyond its technology foundation, the success of Peer Impact will be based upon its economics and its appeal to ALL involved participants. With that in mind, the economic model was built using tested techniques of the past and new techniques of the present.

Through our involvement and experience in affiliate marketing, and recognizing the tremendous impact that it has had on the growth of E-Commerce, Wurld Media has developed the patent pending **Cooperative Revenue Model™ (CRM)**. By uniquely involving the consumer in the financial process, the Peer Impact **CRM** provides a participation incentive in the industry of online digital content distribution.

The Cooperative Revenue Model draws its precedent from affiliate marketing. Affiliate marketing gets its precedent from **direct selling**. All derive their strength from active **consumer involvement** in the sales process.

Applying this economic model, coupled with the technological efficiency of distributive computing, digital content distribution has the potential to become a profitable enterprise.

Application Overview

The Peer Impact application is a free membership community that consolidates all digital content through a centrally controlled, but decentralized hosting and delivery application. While some free content will be made available on the network for promotional purposes, Peer Impact is a "pay-for-play" service.

The Business Model revolves around the concept of multi-party economics and the inclusion of the consumer in the revenue model. In all current "pay-for-play" digital distribution models (BuyMusic.com, iTunes, etc.) the only exchange of revenue a consumer is involved in is when they SPEND on the network. With Peer Impact a consumer can now EARN money as well.

Since it relies on the distributive computing model, the content purchased by one consumer on Peer Impact is **actually hosted and delivered by another member**. In exchange for this hosting, delivery, and promotion, members can now share in the proceeds of a successful sale.

When a piece of approved, copyrighted content is sold on Peer Impact, the collected revenue is distributed between these **four** parties:

1. **Content Originator**
   Copyright Holder (music, movie, software, etc. manufacturer)
   Copyright Holder has approved the sale and redistribution of their content through Licensing/Distribution Rights granted to Peer Impact and its members.
2. **Purchaser**
   The consumer who pays $.99 for a song, for instance, is the primary source of Peer Impact revenue
3. **Network Manager**
   Peer Impact
   a. Utilizes its "Traffic Cop" to monitor the network and connect the content source, its target, approve the transmission, and ensure the appropriate funds are collected and disbursed
   b. Peer Impact takes a portion of the purchase price in exchange for arranging the transmission
4. **Content Source**
   Consumer who has hosted the inventory and whose resources were used to redistribute the content to the Purchaser
   a. Consumer gets a percentage of the purchase price ($.05 or $.10 for a $.99 song)
   b. Promotes inventory because every time someone buys from them, they make money!
   c. Commonly referred to as a **"super distributor"**

The Peer Impact network keeps track of all uploaded and downloaded content and distributes money to the proper content originators and content sources. By controlling the transfer of digital content in this manner and providing a monetary incentive to the end user, Peer Impact addresses, in large part, the problem of free unauthorized content—the consumer is now in partnership with the content originator and acts as a distribution and inventory source.

By approving this revenue opportunity for the consumers and allowing them to act as **super distributors,** the content originator (music labels and movie studios) can reduce their cost of hosting and distributing content to nearly zero. They will also find a very cost effective source for additional marketing and increased **revenue for their labels.**

Peer Impact Recap

<u>Peer Impact Has 3 Major Attributes:</u>

1. Minimal Infrastructure
   a. "Traffic Cop" provides Centralized Indexing and Searching
   b. Consumer Account Management and Payment Systems
   c. Remaining infrastructure is provided by the Cooperative Communication Network (CCN) formed by the actual users

2. Consumers Provide the Majority of the Inventory
   a. No unauthorized content is allowed, due to **Centralized Indexing** performed by the "Traffic Cop."
   b. Only content validated by Peer Impact in cooperation with aggressive **Digital Rights Management (DRM)** provided by the rights holders is admissible.
   c. Consumers build the majority of the network's "Content Catalog" with digital content they have already legally acquired (through CD or DVD purchases)
   d. All consumer submitted content has to be evaluated and eligible for redistribution under negotiated Licensing and Distribution arrangements.
   e. Content can also be acquired by purchasing from a fellow Peer Impact member.

3. Consumers Can **<u>MAKE</u>** Money
   a. If a fellow Peer Impact member buys a copy of "My Way" by Frank Sinatra and it is served from my PC, I am eligible for a portion of the purchase price. Hypothetically, if "My Way" cost 99¢ on Peer Impact, the member who hosts and redistributes that specific copy would be entitled to 5¢, 10¢ or 20¢ for providing the inventory and the bandwidth. The remaining revenue is divided between Peer Impact and the copyright holders.
   b. The potential to monetize existing legitimate digital content is incentive for members to post and host as much digital content as possible—available inventory then grows exponentially.
   c. Consumers can utilize the marketing tools inherent in the Peer Impact platform. E-mails, instant messaging, chat groups, sales tips and collateral are all provided for their use to assist in the marketing of their inventory.
   d. Consumers operate as "super distributors" and the original rights holders can now "re-monetize" content.
   e. Unlimited Content TYPE. Audio, video, software, print, etc. can all be distributed, redistributed, authenticated, and regulated through Peer Impact.

BuyersPort®

Featuring over 500 of the Internet's top retailers (the GAP, L.L. Bean, Best Buy, Expedia, eBay, etc) BuyersPort is an "online shopping mall" presented to the consumer in an appealing, easy to navigate format. As consumers make purchases with the retailers presented within the platform, **Wurld Media is paid a commission for every successful sale**. Below is a screenshot of BuyersPort.



BuyersPort - "Where shopping pays." - Microsoft Internet Explorer provided by Wurld Media Browser
File Edit View Favorites Tools Help
Back Search Favorites Media
Address http://byjoin.buyersport.com/
Go Links
BuyersPort "Where shopping pays."™
Account
Our Retailers
Program Info
Tell a Friend
Shopping
Join Now
Apparel
Automotive
Books & Toys
Discount Outlets
Electronics
Entertainment
Flowers & Cards
Gifts & Fragrance
Grocery
Home & Garden
Jewelry
Office & Business
Sporting Goods
Travel
Wine & Tobacco
Join the BuyersPort Shopping Community and EARN CASH rewards while you shop online with our featured merchants.
1 Join For Free
2 Shop Your Favorite Retailers
3 Earn Cash In Your Personal Account
Start Earning Cash Rewards at BuyersPort, "Where Shopping Pays."
Join Now
More Info
Tell a Friend
Top Merchants
Expedia.com
register.com
Travelocity.com
Office DEPOT
L.L.Bean
1-800-flowers.com
WAL*MART
HSN
blue nile
gap.com GAP
OVERSTOCK.com
oldnavy.com
CIRCUIT CITY
Gateway
CARFAX
ebY
CHADWICKS smart value!
Featured Stores
Apparel
L.L.Bean • Gap • oldnavy.com • more...
Entertainment
Best Buy • Wal-Mart • Sony Style • more...
Jewelry
Blue Nile • Wal-Mart • HSN • more...
Automotive
Carfax • People First • TechnoScout • more...
Flowers & Cards
1-800-FLOWERS • Hallmark • Yankee Candle • more...
Office & Business
register.com • Office Depot • Equifax • more...
Books & Toys
Wal-Mart • Disney Store • eToys • more...
Gifts & Fragrance
uBid • Sephora • Target • more...
Sporting Goods
REI.com • Bass Pro Shop • Performance Bike • more...
Done
Internet

These commissions, paid by the retailers in exchange for promotion of their products, are called **affiliate or referral fees** and form the revenue foundation for the BuyersPort Network. With a combined marketing reach in excess of 12 million consumers, Wurld Media has quickly become a leader in the arena of **affiliate marketing**.

Affiliate marketing is simply a contractual advertising/marketing relationship entered into by two parties: a **retailer** and a **publisher**. A **retailer** would be a company such as Barnes & Noble, Expedia.com, L.L. Bean, or any site that sells a physical or digital product. A **publisher** would be defined as a website (or webmaster) with an existing user base or traffic patterns. Publishers have access to the consumers while retailers have the products to sell to those consumers. Affiliate marketing unites the two.

The affiliate marketing technique allowed small to medium-sized publishers to emerge from the shadows of Yahoo! Shopping and America Online Shopping in the late 1990s. **By expanding their marketing and product distribution base, retailers began to generate new sales.**

It is very beneficial to understand affiliate marketing and its contribution to the growth of e-commerce when considering how to address the emerging digital content market.

Wurld Media's Advantage

BuyersPort® Networks is not simply a collection of merchants placed in front of an audience hoping they will make purchases. Above and beyond a mere website, this platform comes complete with patent-pending consumer management software called **"The Traveler™"**. The Traveler integrates with a consumer's Internet browser through a one-time, **voluntary download and registration process**. It acts as a "digital membership card," anonymously identifying them to retailers as a member of the BuyersPort community. The Traveler ensures that consumers, and BuyersPort, are given credit for the purchases they make and the commission those purchases generate. By maintaining a digital connection to the consumers' browser, this technology allows for revenue generation regardless of where the consumer travels online. Its client-side nature overcomes the weaknesses of the traditional, static website.

grow HOPE™

Grow Hope™ is an adaptation of the BuyersPort platform for the nonprofit community. Program members can shop online and generate additional donations for their nonprofit organization of choice. This technology also allows Wurld Media to "customize" BuyersPort for nonprofit organizations, such as the Arthritis Foundation. The Arthritis Foundation has completely **private-labeled** our BuyersPort platform to match their existing Internet look and feel. The Arthritis Foundation markets this platform, complete with The Traveler, to their existing supporter base as the ***Arthritis Foundation's Shop to Share Program***. "Under the hood" it is actually BuyersPort with a unique version of "The Traveler" to allow the Arthritis Foundation to acquire many additional supporters. Here is a screenshot:

Arthritis Foundation - "Shop to Share" - Microsoft Internet Explorer provided by Wurld Media Brow...

File Edit View Favorites Tools Help

Back Search Favorites

Address http://afshop.buyersport.com/ Go Links »

ARTHRITIS FOUNDATION®
Take Control. We Can Help.℠

Shop to Share

Shop to Share Home | Arthritis.org | Account | Our Retailers | Program Info | Tell a Friend



- Apparel
- Automotive
- Books & Toys
- Discount Outlets
- Electronics
- Entertainment
- Financial Services
- Flowers & Cards
- Gifts
- Grocery
- Health & Beauty
- Home & Garden
- Jewelry
- Office & Business
- Sporting Goods
- Travel
- Wine

www.arthritis.org

Powered by grow HOPE™

Top Merchants

Expedia.com · Dell Home · Barnes&Noble · eBay · travelocity
STAPLES · JCPenney · L.L.Bean · Overstock.com · cingular
Musician's Friend · 1-800-flowers.com · CIRCUIT CITY · homedepot.com · Disney direct.com
priceline.com · LANDS' END Guaranteed. Period. · CARFAX · gap.com GAP · ORBITZ

Featured Stores

Apparel
L.L.Bean · Gap · JCPenney · more...

Automotive
Carfax · eBay! · Capital One Auto Finance · more...

Books & Toys
Discovery Store · Oriental Trading Company, Inc. · Disneydirect.com · more...

Discount Outlets
eBay! · Shop NBC · SmartBargains · more...

Electronics
Dell Home · Best Buy · Sony Style · more...

Financial Services
Carfax · Equifax · Lending Tree · more...

Flowers & Cards
1-800-FLOWERS · Hallmark · Proflowers.com · more...

Gifts
ShopNBC.com · Target · The Sharper Image · more...

Grocery
Cooking.com · PETCO.com. · drugstore.com · more...

Health & Beauty
drugstore.com · Sephora.com · Avon · more...

Jewelry
Blue Nile · HSN · eBay! · more...

Office & Business
Staples.com · register.com · Office Depot · more...

Sporting Goods
Road Runner Sports · Basspro.com · Dicks Sporting Goods · more...

Travel
Expedia.com · Travelocity · Cheap Tickets · more...

Wine
Wine.com · The Wine Messenger · Wine Enthusiast · more...

Internet

As their supporters shop at the participating retailers, **affiliate marketing fees** are generated and donated to the cause on their behalf. Unlike the "cash-back" model of the original BuyersPort, the Arthritis Foundation iteration of the platform takes the generated commissions and gives the supporter a way to passively donate to the Arthritis Foundation.

The Arthritis Foundation utilizes the BuyersPort technology to generate additional donations to support arthritis research and programs. In exchange for creating, maintaining and servicing this private-labeled platform free of charge, Wurld Media **shares in the revenue generated** and gains access to the families of nearly 70 million Americans who must deal with Arthritis on a daily basis.

Through strategic partnerships, and innovative technology, Wurld Media has been able to emerge in the arena of affiliate marketing and community management. In 2003, BuyersPort Networks generated over $105,000,000 in retail sales, a 100 percent increase over 2002. To further secure our model, Wurld Media co-authored the official industry standards or "Codes of Conduct". This binding contract outlines the competitive rules and regulations for every publisher who wishes to participate in affiliate marketing and helps police the industry. Violation of any part of these codes can result in termination of rights and privileges afforded a publisher by the retail community.

BuyersPort Recap

1) Over 500 contracted Internet retailers assembled in a customizable Internet presentation.
    A. Wal-Mart, Expedia, L.L. Bean, etc.
    B. Over 16 product categories and millions of products.

2) A voluntary membership and messaging technology called "The Traveler"
    A. Maximizes affiliate marketing revenue and allows for additional opt-in advertising, regardless of where the consumer is online

3) Marketed through established communities when private labeled to minimize Wurld Media's marketing cost and expand consumer reach
    A. Commissions generated can be shared with up to three parties
        i. Wurld Media
        ii. Business Partner (Arthritis Foundation, HELP USA, etc.)
        iii. Consumer
            1. Direct "cash back" or in-kind gift as a reward for membership *or*
            2. commissions generated can be donated on consumer's behalf to their favorite charity

Present BuyersPort Deployments

ARTHRITIS FOUNDATION® Shop to Share

The Arthritis Foundation is the only national not-for-profit organization that supports the more than 100 types of arthritis and related conditions with advocacy programs, services and research. Nearly 70 million Americans must deal with these afflictions on a daily basis. The Arthritis Foundation utilizes the BuyersPort technology to generate additional donations to support arthritis research and programs. Visit www.arthritis.org for more program information.

buy into hope

The Elizabeth Glaser Pediatric AIDS Foundation creates a future of hope for children and families worldwide by eradicating pediatric AIDS, providing care and treatment to people with HIV/AIDS, and accelerating the discovery of new treatments for other serious and life-threatening pediatric illnesses. Visit www.buyintohope.com for more program information.

HELP USA
Building Better Lives

Founded nearly 20 years ago by Andrew Cuomo, former Clinton Administration Secretary of Housing and Urban Development, HELP USA works to deal with and solve the underlying causes of the homeless throughout the nation. Presently led by Chairperson, Maria Cuomo Cole, HELP USA utilizes the BuyersPort technology to generate additional donations for their cause as supporters make purchases online. Site may be viewed at www.helpusashopping.com.

CSN Child Safety Network.

The Child Safety Network Trust (CSN) is a charitable trust dedicated to promoting safety and protection of children throughout the United States. For over 16 years, CSN has remained dedicated to preventing child abuse, abduction, and injury. CSN provides parents with free tools, information, and resources including age appropriate information for children. Some of CSN's free alerts will contain information on how to check out registered sex offenders that have moved into your neighborhood, updates on health and safety issues, laws and pending legislation that effect families and children. For more information on CSN and the Grow Hope program that was developed for the organization, please visit www.csn.org.

Shop for NYSARC

NYSARC, Inc. is the largest not-for-profit organization serving individuals with mental retardation and other developmental disabilities and their families in New York State. To learn more about the Shop for NYSARC Program please visit www.shopfornysarc.com.

Special Olympics Shop & Support Program

Founded in 1968 by Eunice Kennedy Shriver, the Special Olympics empowers millions of athletes and their families worldwide through sport and competition. Special Olympics New York uses the BuyersPort technology to generate additional donations for their international movement. The BuyersPort product is marketed under the name "Special Olympics Shop & Support" and can be viewed at www.soshopping.com.

Wounded Warrior Project (WWP), is a program of the United Spinal Association, a non-profit (501(c)(3)) national veterans service and disability rights organization. Through this program, United Spinal shares its 57 years of expertise in veterans' advocacy with a new generation of veterans trying to readjust to civilian life. The WWP has delivered over 3,000 backpacks filled with comfort items to soldiers recovering at military hospitals around the world; including Bethesda and Walter Reed. Among the various free services the WWP provides are Veterans Affairs benefits counseling and vocational training. The program also sponsors adaptive sports clinics and activities that assist the veterans during their rehabilitation process. Visit www.shopforthetroops.com for more program information.

From the beginning, Wurld Media recognized that one of the reasons for the failure of so many ".coms" was the crippling costs of consumer acquisition.

For that reason, Wurld Media focused on strategic partnerships and revenue sharing as a way to acquire consumers. Taking a page from the credit card business (VISA shares revenue with the AARP in exchange for being allowed to manufacture the "AARP Visa" and market it to their 35 million members) Wurld Media decided not to focus on direct consumer acquisition, but joint marketing. It proved to be a fortuitous decision and allowed Wurld to achieve profitability within 18 months of its initial $8 million investment.

During the late 1990's there were a handful of Internet companies who succeeded in building a recognized brand through direct marketing, but with varying results. Amazon.com built the most recognized online brand but has yet to turn a profit. eBay is another success story and actually has positive earnings to show for their efforts. But none has been able to match the "brand recognition" versus "acquisition cost" ratio that a company called Napster was able to achieve.

The original Napster (eventually shut down by the courts in 2001) acquired over 30 million users without investing in advertising. Introduced by a seventeen-year-old college student in 1999, an amazing technology called peer-to-peer (P2P) hit the consumer marketplace and shook up the tech sector.

Napster received instant exposure and recognition due to its core technology and consumer appeal. This recognition was scrutinized due to the fact that Napster's main capability was that it enabled millions of people to illegally copy and share copyrighted content, primarily music. After two years of high profile publicity and litigation, Napster was ordered to shut down. In 2003, Napster did relaunch, but in name only. Its original peer-to-peer architecture had been removed, and its new owner, Roxio, was seemingly hoping to capitalize on past name recognition. Regardless of its ultimate fate, Napster had let the peer-to-peer "genie" out of the bottle.

The P2P controversy has continued due to such imitators as Morpheus, Kazaa, and Grokster. All of these applications have mirrored the original Napster model and enabled many customers to continue acquiring and sharing content. Due to this growing legacy, the potential legitimate uses for P2P have been overlooked or seemed dubious at best.

Wurld Media recognized that the true power of peer-to-peer lies in the way it allows Internet consumers to directly communicate with each other. P2P enables users to link computers, combine processing power, and actually share INVENTORY without a middleman. P2P earned its unseemly reputation because its greatest practitioner, Napster, allowed users to share inventory they didn't own or have the right to share in the first place.

At its peak, Napster enabled over 30 million people to share computer folders containing primarily music. PCs were directly linked and members got to browse each others content libraries. As a result, copies of copyrighted material were made available to members **free of charge**. Sounds great for the consumer, but for the industry it was a disaster. No money was being paid to Sinatra's estate, his label, the author of the song, etc.

Learning from the affiliate marketing model, where publishers (consumers) act as retail marketers, Wurld Media saw tremendous potential for a LEGITIMATE peer-to-peer adopting a similar technique for digital content. Peer-to-peer, if addressed properly, would allow affiliate marketing to go one step further: no longer would a consumer merely be a marketer, but they could actually act as the "warehouse" for the product being marketed!

At this time, Wurld Media decided to investigate the true potential of peer-to-peer from a business and not merely technological standpoint. How could P2P (or **distributive computing** as it's also called) impact the software, medical, legal, and entertainment industries if properly introduced? With that in mind, Wurld Media created LX Systems™.

A wholly owned subsidiary of Wurld Media, LX Systems develops technologies that can efficiently market and distribute digital content to millions of consumers. Powered by its patent-pending **Cooperative Communication Network™ (CCN)** protocol, LX Systems software harnesses the true and legitimate power of distributive computing and applies it to the commercial marketplace.

Currently, this product is deployed by the U.S. Army to assist in the Internet distribution of **"America's Army"**, their first-person combat training software. With over 6 million downloads and counting, the tremendous file size of America's Army (which exceeds 600 megabytes) was taxing their distribution sites. Coupled with product updates, patches, and endless new features since its debut, America's Army was beginning to consume more bandwidth than the most popular online game sites.

Since the Army uses the program as a recruiting and awareness tool, they could not afford to lose potential users due to inefficient infrastructure and bandwidth. The LX Systems technology, consisting of a downloaded client side application, enabled the US Army to deliver their software package to end users with a **62% reduction in bandwidth consumption** while experiencing no detectable decrease in consumer satisfaction—Army consumers have actually experienced a 50% increase in delivery speed due to LX Systems' CCN.

Its efficiency derives from the fact that LX Systems allows for **decentralized product distribution**. For example, as a user is downloading the America's Army software, he is also acting as a distribution source for the next user in line. That "next user" is not actually getting her copy of the software from the Army's infrastructure, but from "the guy ahead of her". In turn, as she is downloading, she also becomes a potential distribution source. As more people download and acquire the Army software, the more potential distribution sources there are for subsequent users. This ensures maximum product availability.

Traditional download services require massive centralized data repositories, hosting facilities, or server farms. These repositories can be expensive and prone to failure if their capacities are tested or exceeded.



These central distribution points function much like "Grand Central Station" with all content beginning at that source and delivered on a one-to-one connection basis.

If "the station" becomes too crowded due to excessive demand or exceeds its ability to maintain connections, no one can access the content. The service crashes.



When failure occurs, you have no connection to your consumer.

Unlike these traditional systems, the members of the LX Systems' Cooperative Communication Network actually function as distribution points (or mini Grand Central Stations) for authorized content. If one "mini station" is inaccessible, another will immediately take its place as the source of the content.



Minimal infrastructure is needed to provide initial content or "seed" the Network. As the first users acquire the content, they are able to "catch and toss" that content to the users who comes after.



As more consumers join the Network, the more powerful the Network becomes. Unlike the traditional centralized hosting scenario, the CCN does not have limitations on how many participants or connections it can support.

Distributive Hosting

Similar to the affiliate marketing model, LX Systems relies on the individual user to help "make a sale". But taking it a step further, LX Systems actually **warehouses the final product on the users' computer** and uses those resources as a distribution point when another consumer requests a copy of the file. This distributed hosting of content eliminates the need for centralized cumbersome storage and minimizes the chance of inaccessibility.

Unlike the unauthorized peer-to-peers, which allow the users to share whatever they wish, LX Systems incorporates a centralized **"Traffic Cop"** that monitors, authenticates and regulates the flow of digital content in the most resource efficient manner. LX Systems oversees the entire network and indexes ALL the content the network contains.

Product Genesis

LX Systems was founded by the original creators of FurthurNet, a legal, non-infringing peer-to-peer system introduced on the Internet. FurthurNet is a non-commercial, open-source peer-to-peer file-sharing network for live music. The network is designed so that bands **that explicitly authorize** the taping and redistribution of their shows can help their fans share recordings of performances around the globe. Upon its release in 2001, FurthurNet quickly became a favorite live music-downloading tool of over 100,000 fans.

FurthurNet was mentioned as an example of a lawful music sharing application by Alan Davis, Associate Director for the Center of Democracy and Technology, during his testimony before the House Committee on Government Reform (http://www.cdt.org/testimony/030515davidson.shtml).

It is with this impressive history that the LX Systems CCN protocol has evolved, making Wurld Media an emerging force in distributive computing.

LX Systems Recap

1) Patent-pending distributive computing application
    a. Minimizes dependency on server-side infrastructure
    b. Reduces cost of content delivery

2) Enables distributed hosting of content
    a. Utilizes the consumer's resources to power the transmission of content files
    b. No single point of failure
        i. Content is always available

3) Centralized indexing and searching
    a. LX "Traffic Cop" ensures that only approved content is available
    b. Allows consumers to connect based on the rules of the network

c. Offers Maximum network control

4) Proven track record
    a. Foundation based on FurthurNet
        i. Legally sanctioned peer-to-peer
        ii. Recognized in Congressional testimony
    b. U.S. Army Partnership
        i. Assisted in the distribution of one of the most heavily downloaded software programs
            1. 600 MBs
            2. Over 2 million registered members
        ii. Maintained consumer connection and delivery while reducing dependency on central servers.
            1. Reduced infrastructure demand by over 60%
            2. Increased consumer delivery speeds by 50%

Conclusion

Content and rights holders can now bridge the gap between free P2P and "pay-for-play" by offering consumers an alternative to such networks as Morpheus and Kazaa. Peer Impact provides the consumer with an opportunity to generate revenue through hosting and redistribution of licensed, regulated content.

Wurld Media will utilize its existing resources and personnel, along with industry leaders, rights holders, former industry insiders, and emerging standards to create a robust yet secure content delivery platform.

Through Peer Impact, Wurld Media has developed a solution to facilitate cost-effective centralized management of copyrighted content for both consumers and providers. This solution addresses both the want and need for digital content by consumers and the on-going problem of copyright infringement and eroded revenue facing the major content providers.

Wurld Media believes that Peer Impact can provide increased revenue for the content owners and providers, while providing a compelling value proposition for its users.

EXHIBIT B-1

Wurld Media, Inc.

INVESTOR QUESTIONNAIRE

INVESTOR QUESTIONNAIRE
FOR INDIVIDUALS AND QUALIFIED PLANS

WURLD MEDIA, INC.

You are requested to answer questions relating to your eligibility to participate in an offering (the "Offering") of Common Stock (par value $0.001 par value) units (the "Units") in *Wurld Media, Inc.* (the "Company"), a Delaware corporation. The purpose of the Investor Questionnaire is to permit the Company to determine whether you, as a person indicating interest in the Offering, will meet the investor standards imposed by Regulation D adopted under the Securities Act of 1933, as amended (the "Act"), including whether you are an "accredited investor" as defined under such Regulation D. Since the Units to be offered in the Offering will not be registered under the Act, the information supplied by you will be used in determining whether you meet the investor standards and whether you may be involved in the Offering in reliance on the exemptions from registration established under Regulation D. The Company's reliance upon such exemption will be based in part on the information herein supplied.

The information supplied by you will be kept confidential and will not be disclosed except to the Company (or its counsel), its executive officers, any lender to the Company (or its counsel), governmental, regulatory and similar authorities if required, and such parties as the Company or its executive officers deem appropriate if called upon to establish the availability under the Act or applicable state laws of an exemption from registration of the offer and sale of the Units.

In the event that you are interested in participating in the proposed Offering, please complete fully, sign, date and return to the Company one copy of the applicable Investor Questionnaire, together with other documents required to be completed in connection with your proposed participation in the Offering. Please print your response to each question and, where the answer to the question is "None" or "Not Applicable," please state so. <u>Failure to complete the Investor Questionnaire fully or failure to attach the requested financial information will delay the Company's consideration of your participation</u>.

If you have any questions about any of the items in the Investor Questionnaire, please contact:

Richard Saxton, VP of Finance
Wurld Media, Inc.
63 Putnam Street, Suite 103
Saratoga Springs, New York 12866
(518) 691-1100 (voice)
(518) 691-1180 (facsimile)
rsaxton@wurldmedia.com

Unless otherwise defined herein, capitalized terms used in each of the Investor Questionnaires which follow shall have the same definitions as ascribed to them in the Information Memorandum concerning the Units (the "Memorandum").

PLEASE PRINT

Section I. To Be Completed by All Individual Investors.

1. Full Name(s): ______________________________

   Residence Address: ______________________________

   ____

   Residence Telephone: ______________________

   Occupation/Business: ______________________

   Position and Duties: ______________________________

   Business Address: ______________________________

   ____

   Business Telephone: __________________

   Date of Birth: __________

   Social Security Number: ________________

   Send Information to: Residence Address _______ Business Address _________

2. Identify <u>each</u> of the following categories applicable to you by placing a check next to the appropriate category:

   (a)____ A natural person whose current individual net worth, or joint net worth with such person's spouse, at the time of his or her purchase, exceeds $1,000,000.

   (b)____ A natural person who had an <u>individual</u> income, net of expenses directly related to the production of such income, in excess of $200,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000 in the current year.

   (c)____ A natural person who had a <u>joint</u> income, with such person's spouse, net of expenses directly related to the production of such income, in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.

   (d)____ None of the above.

Section II. To Be Completed by All Plans and Custodial Accounts.

1. Full Name of Plan or Custodial Account:________________________________

Date Established:____________________

Federal I.D. Number: ________________

Trustee's Name, Business Address and Telephone Number: ____

____

____

Name, title and, if different from the foregoing, business address and telephone number of person(s) having discretionary authority or responsibility for the management and investment of assets of the Plan:

Name	Business Address and Telephone Number	Title or Capacity
_________________	______________________	___________

Net Worth of Plan (total fair market value of assets less liabilities) $__________________________as of_____________ (date)

2. (a) Is the Plan an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")?

Yes ________ No ________

(b) Identify each of the following categories which pertain to the Plan by placing a check next to the appropriate category:

(i)____the investment decision for the Plan is made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is a bank, savings and loan association, insurance company or registered investment adviser,

(ii)____the Plan has total assets in excess of $5,000,000, or

(iii)________the Plan is a self-directed plan, with investment decisions made solely by

____
(print name and title)

3. Identify each of the following categories applicable to any person identified in Paragraph 2(b)(iii) above by placing a check next to the appropriate category:

(a)____A natural person whose current individual net worth, or joint net worth with such person's spouse, at the time of his or her purchase, exceeds $1,000,000.

(b)____A natural person who had an individual income, net of expenses directly related to the production of such income, in excess of $200,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000 in the current year.

(c)____A natural person who had a joint income, with such person's spouse, net of expenses directly related to the production of such income, in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.

(d)____A natural person whose current individual net worth, or joint net worth with such person's spouse, (excluding homes, home furnishings and automobiles) exceeds four times (4x) my purchase of Unit(s).

(e)____None of the above.

Section III. To Be Completed by All Individual Investors and by the Person (if any) Named in Section II, Paragraph 2(b)(iii) above.

1. Provide the following information about your current and expected income (without giving effect to your investment in the Company) and indicate whether such information reflects your individual or joint net income in each year.

Gross Income - 2003 (Actual)

Such information is ________individual
________joint

______ Less than $75,000
______$ 75,001 to $200,000
______$200,001 to $300,000
______Greater than $300,000

Gross Income - 2004 (Actual)

Such information is ________individual
________joint

______Less than $ 75,000
______$ 75,001 to $200,000
______$200,001 to $300,000
______Greater than $300,000

Gross Income - 2005 (Estimated)

Such information is _______individual
_______joint

______ Less than $75,000
______ $ 75,001 to $200,000
______ $200,001 to $300,000
______ Greater than $300,000

3. (a) Have you previously made any of the following types of investments:

	Real estate	**Stock**	**Non-Liquid Investments or "Start-Up" Businesses**	**Tax Shelter Investments**
Yes	______	______	______	______
No	______	______	______	______

(b) Describe the types and amounts of investments made in start-up businesses and tax shelter investments and indicate over what period of time such investments have been made.

____

____

(c) Indicate any additional information which you think may be helpful in enabling the Company and its executive officers to determine that your knowledge and experience in financial,

business and real estate matters are sufficient to enable you to evaluate the merits and risks of this investment.

____

4. Do you have significant knowledge and experience in business and investments, including financial, business and tax matters, to be capable of evaluating the merits and risks of an investment in Unit(s) and making an informed investment decision, based on your answers to the above questions?

Yes _______ No _______

5. Are you able to bear the economic risk of an investment in the Company for an indefinite period of time?

Yes _______ No _______

6. Are you able to afford a complete loss of your investment in the Company?

Yes _______ No _______

In order to induce the Company to accept the undersigned's subscription for Unit(s), the undersigned represents and warrants that the information stated herein is true and complete as of the date hereof and will be true and complete both as of the date of any Subscription Agreement relating to the Unit(s) is submitted to the Company and accepted by the Company and as of the date on which the undersigned acquires any Unit(s) in such Offering. If, prior to the final consummation of the Offering, there should be any change in such information or any of such information becomes incorrect or incomplete, the undersigned agrees to notify, and promptly supply corrective information to the Company.

[for Individual Investors only]

____
Print Name

____
Signature

____
Print Name of Co-Investor (If Any)

____
Signature of Co-Investor (If Any)

[for Qualified Plan Investors only]

Witness or Attest:	____________________________ **Print Name of Plan or Custodial Account**
____________________ **(signature)**	**By:** ________________________ **(signature)**
____________________ **Print Name of Individual Signing**	____________________ **Print Name of Individual Signing**
____________________ **Title (if any)**	____________________ **Title**

Dated: ______________

INVESTOR QUESTIONNAIRE
FOR PARTNERSHIPS, CORPORATIONS,
LIMITED LIABILITY COMPANIES, TRUSTS AND OTHER ENTITIES

PLEASE PRINT

1. Full Name of Entity: ______________________________

Type of Entity: ______________________________________

State of Incorporation or Organization: ______________________

Date of Incorporation or Organization: ______________________

Employer Identification Number: __________________________

Does the Entity file tax return? Yes ________ No ________

Address of principal place of business: ____________________________

____

____

Telephone Number: _____________________

Contact Person (name and title): ___________________________

____

2. (a) Was the Entity formed for the sole purpose of investing in the securities offered?

Yes ___________ No ________

(b) If the answer to Question 2(a) is "yes," the Entity should not complete the remainder of this Questionnaire; rather, each principal owner of the Entity (i.e., all stockholders, partners or beneficiaries) must complete Sections I and III of the Investor Questionnaire for Individuals and Qualified Plans. The names and addresses of all such principal owners of such Entity are (attach additional sheets, if necessary):

Name and Address: ___________________________

____

____

Name and Address: ___________________________

____

____

(c) If the answer to Question 2(a) is "no," answer the following question, <u>and complete the remainder of this Investor Questionnaire on behalf of the Entity.</u>

Is the Entity a corporation, limited liability company, business trust or any organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, with total assets in excess of $5,000,000?

Yes __________ No _______

3. Has the Entity previously made any of the following types of investments:

	Real Estate	**Stock**	**Non-Liquid Investments or "Start-Up" Businesses**	**Tax Shelter Investments**
Yes	_____	_____	_____	_____
No	_____	_____	_____	_____

4. Is the Entity able to bear the economic risk of an investment in the Company for an indefinite period of time?

Yes __________ No _______

5. Is the Entity able to afford a complete loss of its investment in the Company?

Yes __________ No _______

In order to induce the Company to accept the undersigned's subscription for Unit(s), the undersigned represents and warrants that the information stated herein is true and complete as of the date hereof and will be true and complete both as of the date of any Subscription Agreement relating to the Unit(s) is submitted to the Company and accepted by the Company and as of the date on which the undersigned acquires any Unit(s) in such Offering. If, prior to the final consummation of the Offering, there should be any change in such information or any of such information becomes incorrect or incomplete, the undersigned agrees to notify, and promptly supply corrective information to, the Company.

Witness or Attest:

____
Print Name of Entity

____
(signature)

By: ______________________________
(signature)

____
Print Name of Individual Signing

____
Print Name of Individual Signing

____
Title (if any)

____
Title

Dated: ______________

EXHIBIT B-2

Wurld Media, Inc.

SUBSCRIPTION AGREEMENT

WURLD MEDIA, INC.

SUBSCRIPTION AGREEMENT

The undersigned hereby offers to purchase Unit(s) issued by *Wurld Media, Inc.* (the "Company"), a Delaware corporation, in the amount of as provided hereinbelow ($25,000 per Unit or a *pro rata* amount for any fraction thereof subsequent to an initial minimum subscription, as permitted by the Company's executive officers), representing the total payment for Unit(s) pursuant to an Information memorandum dated March 23, 2005, distributed in connection with the offering of the Units (the "Offering"). I understand that the subscription price is $25,000 per Unit (or a *pro rata* amount for any fractions thereof subsequent to an initial minimum subscription, as permitted by the Company's executive officers), and that the Company's executive officers may permit the sale of fractional Units subsequent to an initial minimum subscription.

Unless otherwise defined in this Subscription Agreement, terms used herein with initial capital letters shall have the meanings ascribed in such Information Memorandum.

I understand that my offer to purchase Units is contingent upon the acceptance in writing of my subscription by the Company's executive officers on behalf of the Company. I understand that pending such acceptance, my check will be deposited in safe-keeping at a Federally-insured banking institution and the other documents I have furnished will be held in trust by the Company.

I further understand that unless I am admitted as an Investor by November 30, 2005 or such later date to which the Offering may be extended by the Company, all funds tendered herewith will be returned to me, together with interest earned thereon, if any. In addition, I understand that the Company may, at any time following the sale of 20 Units (the "Minimum Offering"), require that the initial Offering be closed and admit subscribers as the Investors purchasing such Units. I further acknowledge that if my subscription is accepted, such acceptance shall be irrevocable.

In consideration for the acceptance by the Company's executive officers on behalf of the Company of this Subscription Agreement, I hereby agree, represent and warrant as follows:

1. **Payment of Purchase Price.** I hereby agree to pay the amount as provided hereinbelow for said Unit(s) upon acceptance by the Company of this Subscription Agreement ($25,000 per Unit or a *pro rata* amount for any fractions thereof subsequent to an initial minimum subscription, as permitted by the Company's executive officers), and I hereby tender payment therefor the cash portion of such amount by delivery of a check payable to:

"Wurld Media, Inc."

2. **Receipt of Information Memorandum.** I hereby acknowledge receipt of a copy of the Information Memorandum and the Exhibits attached thereto.

3. **Agreement Not to Sell Unit(s).** I hereby agree not to sell, hypothecate or otherwise dispose of or encumber my Unit(s) unless the Unit(s) has been registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws or, in the opinion of counsel acceptable to the Company, an exemption from the registration requirements of said Act and state securities laws is available.

4. **Acknowledgements.** I hereby acknowledge and understand that:

(a) This subscription may be accepted or rejected in the absolute discretion of the Company's executive officers.

(b) This subscription shall be revocable until closing of the Minimum Offering, rather than the sale of 480 Units (the "Maximum Offering"), and I shall have no obligation hereunder if this subscription is for any reason rejected or the offering of Units is for any reason cancelled.

(c) No Federal or state agency has made any finding or determination as to the fairness of the offering of Units for public or private investment, or any recommendation or endorsement of the Units.

(d) The Units have not been registered under the Act and I must bear the economic risk of the investment indefinitely because the Units may not be sold unless subsequently registered under said Act or an exemption from such registration is available; such registration under said Act is extremely unlikely at any time in the future; and the Company is not obligated to take any action necessary to make any exemption for sale of the Units without registration available.

(e) I understand that placement agents, to be identified, if any, may receive fees from the Company's operations for marketing, placement, selling and/or financial and advisory services.

(f) Except in limited circumstances, any assignment, sale, exchange or other disposition of my Unit(s) may be made only with the prior written consent of the Company's executive officers, and the Company's executive officers are not required to consent to any transfer.

(g) The Units are subject to the particular investment restrictions and conditions of the various states and I shall comply with such restrictions and conditions as are applicable in my state of residence.

(h) Units may be acquired by the Company's executive officers or affiliates for their own account.

(i) I understand that this offering of Units has not been reviewed by any Federal or state agency, or any Attorney General of any state or jurisdiction, because of the Company 's representations that this is intended to be a

nonpublic offering pursuant to Regulation D of the Act promulgated by the Securities and Exchange Commission, and that any offering literature used in connection with this offering has not been prefiled with any Federal or state agency, or any Attorney General of any state or jurisdiction.

5. **Representations and Warranties.** I hereby represent and warrant that:

(a) I am acquiring my Unit(s) for my own account, solely for investment and not with a view to resale or distribution. I agree that a legend to the foregoing effect may be placed upon any and all documents representing such Unit(s).

(b) I have adequate means of providing for my current needs and possible personal contingencies, have no need for liquidity of the investment, and have no reason to anticipate any change in personal circumstances, financial or otherwise, which may cause or require any sale of the investment. I am an "accredited investor", as such term is defined pursuant to Regulation D of the Act.

(c) (1) If this Subscription Agreement is executed by a corporation, a partnership, a limited liability company, a business trust, or any organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, the entity was not formed for the sole purpose of making this investment and such entity has total assets of at least $5,000,000.

(2) If this Subscription Agreement is executed by a trust (other than a business trust), such trust was not formed for the specific purpose of acquiring the securities offered, the purchase of the Unit(s) is directed by a sophisticated person (i.e., a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the Units), and the trust has total assets of at least $5,000,000.

(3) If this Subscription Agreement is executed by an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), then (a) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is a bank, savings and loan association, insurance Company or registered investment adviser, or (b) the employee benefit plan has total assets of at least $5,000,000, or (c) the employee benefit plan is a self-directed plan, with investment decisions made solely by a person or entity described in any of subparagraphs (a) through (d) of this paragraph 5.

(d) My total commitment to investments which are not readily marketable is not disproportionate to my net worth and will not become disproportionate as a result of my investment in Units.

(e) I am acquiring my Unit(s) without having been furnished any offering literature or prospectus other than the Memorandum.

(f) I have carefully read the Information Memorandum and the Exhibits attached thereto. The Company has made available to me or my qualified advisor all documents that I or my advisor has requested relating to an investment in the Units, and has provided answers to all of my or my advisor's questions concerning the Offering. In evaluating the suitability of an investment in the Units, I have not relied upon any representations or information (whether oral or written) other than as set forth in the Information Memorandum or as contained in any documents or written answers to questions so furnished to me by the Company. In addition, I have had an opportunity to discuss this investment with representatives of the Company.

(g) I recognize that investment in the Units involves certain substantial risks, and I have taken full cognizance of and understand all of the risk factors related to the purchase of Units, including, but not limited to, those set forth under the captions "Risk Factors" and "Income Tax and Legal Aspects" in the Information Memorandum.

(h) I am capable of bearing the economic risk of the investment, and have determined that the purchase of Units is consistent with my investment objectives and income prospects.

(i) The information provided in the Investor Questionnaire which I have submitted to the Company is true and correct as of the date hereof and (i) either I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the investment, <u>or</u> my investment advisor has such knowledge and experience, and (ii) I am a person who is able to bear the economic risk of my investment in the Company at the present time and could afford a complete loss of my investment.

(j) If an individual, I am over 21 years of age and subject to United States income taxes.

The foregoing representations and warranties and all other information which I have provided to the Company concerning myself and my financial condition are true and accurate as of the date hereof and shall be true and accurate as of the date of acceptance of this Subscription Agreement by the Company. If in any respect such representations, warranties or information shall not be true and accurate at any time prior to acceptance of this Subscription Agreement by the Company, I will give written notice of such fact to the Company's executive officers specifying which representations, warranties or information are not true and accurate and the reasons therefor.

I hereby agree to indemnify and save harmless the Company, the Company's executive officers and each other purchaser of Units from any damages, claims, expenses, losses or actions resulting from a breach by me of any of the undertakings contained in this Subscription Agreement or the untruth of any of the representations and warranties contained in this Paragraph 5.

6. **Transferability.** I agree not to transfer or assign this Subscription Agreement, or any interest herein, and not to transfer or assign the Unit(s), except in accordance with the Stockholder's Agreement and all applicable laws.

7. **Revocation.** Except as may be expressly provided otherwise under the securities laws of my state of residence, upon my purchase of Unit(s) of the Company, I agree that I may not cancel, terminate or revoke this Subscription Agreement and that it shall survive my death or disability.

8. **Subscription Agreement Binding on Heirs.** This Subscription Agreement shall be binding upon my heirs, estate, legal representatives and assigns and shall survive my death, disability or dissolution.

9. **Execution Authorized.** If this Subscription Agreement is executed on behalf of a corporation, partnership, limited liability company, trust, pension or profit sharing plan, or other entity, the undersigned has been duly authorized to execute this Subscription Agreement and all other instruments in connection with the purchase of the Units, and the signature of the undersigned is binding upon such corporation, partnership, limited liability company, trust, pension or profit sharing plan, or other entity.

10. **Definitions of Terms.** The terms used herein, if not herein defined, shall have the meanings attributed to such terms in the Information Memorandum.

11. **Gender.** All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

12. **Governing Law.** This Subscription Agreement shall be governed by the laws of the State of Delaware applicable to contracts made and wholly performed in that jurisdiction.

13. **Notices.** All notices or other communications hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, return receipt requested, to the undersigned at the address provided below and to the Company, c/o Richard Saxton, VP of Finance, 63 Putnam Street, Suite 103, Saratoga Springs, New York 12866.

14. **Entire Agreement.** This Subscription Agreement and the documents referred to herein constitute the entire agreement between the parties hereto with respect to the subject matter hereof and, except as expressly provided in this Subscription Agreement or such documents, may be amended only by a writing executed by the party to be bound thereby.

FOR RESIDENTS OF ALL STATES:

THE UNITS HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER ANY STATE SECURITIES LAW AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS INFORMATION MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF TERRITORIES OUTSIDE OF THE UNITED STATES:

IT IS THE RESPONSIBILITY OF ANY PERSON OR ENTITY WISHING TO PURCHASE THE UNITS TO SATISFY HIMSELF, HERSELF OR ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENT OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE REQUIREMENTS.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this_____ day of _________________ .

Units Subscribed: _____Purchase Price @ $25,000 per Unit: $____________

INVESTOR:	**CO-INVESTOR (if applicable):**
______________________________	______________________________
Signature	Signature
______________________________	______________________________
Print Name	Print Name

The Investor is purchasing Unit(s) as follows (check one):

______individual ownership	______in trust or estate
______joint tenants with rights of survivorship	______as a partnership
	______as a limited liability company
______as custodian, trustee, agent for:	
	______tenants in common

ACCEPTANCE BY THE COMPANY

The foregoing Subscription Agreement is accepted this ___ day of ____________.

WURLD MEDIA, INC.,
a Delaware corporation

By:

____
Gregory G. Kerber, Chairman and CEO

END